UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year wound down, 2016 looked on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy’s modest growth, the return to “full” employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.

The global economy stayed on a path of low growth overall. Some concerns eased in 2016: China managed a gradual slowdown, stabilizing commodity prices provided some relief to emerging markets and the U.K. and eurozone economies held steady despite the U.K.’s surprise vote to leave the European Union. However, other uncertainties have surfaced. The threat of protectionism and potential trade wars has risen amid the populist sentiment underscoring the Brexit majority and the election of Donald Trump, as well as appearing in campaign rhetoric across Europe as elections loom in 2017. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently at or near zero across the developed world and only slightly higher than that in the U.S.; nonetheless, growth has remained subdued.

Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin, and Christopher L. Drahn, CFA, review key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund.

Dan has managed the Kentucky, Michigan, and Ohio Funds since 2007, Steven has managed the Kansas and Wisconsin Funds since 2011, and Chris has managed the Missouri Fund since 2011.

How did the Funds perform during the six-month reporting period ended November 30, 2016?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable six-month, one-year, five-year, ten-year and since-inception periods ended November 30, 2016. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the six-month reporting period, the Class A Shares at NAV of the Kansas, Michigan, Missouri, Ohio and Wisconsin Funds underperformed the S&P Municipal Bond Index as well as their Lipper classification average, while the Kentucky Fund performed in line with both performance measures.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Nuveen Kansas Municipal Bond Fund

The Nuveen Kansas Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016. Duration and yield curve positioning was a key negative performance factor. Our emphasis on bonds with more interest rate sensitivity hurt relative performance as rates rose.

The Fund’s credit rating positioning also detracted from results. The Fund was modestly overweighted in bonds with credit ratings of BBB and below, as well as non-rated securities. This focus was detrimental in a market environment that favored higher rated bonds.

Sector allocation produced mixed results, influenced in some cases by the unique characteristics of the Kansas municipal bond marketplace. There were few opportunities to own Kansas transportation bonds, resulting in our significant underweighting in the sector relative to the national index. This positioning proved beneficial, because the sector underperformed for the reporting period. We saw a similar situation in the state general obligation (GO) sector, although with the opposite outcome. With a dearth of issuance of Kansas GOs, the Fund was significantly underweighted in the category. This stance posed a challenge for relative performance, given the outperformance of state GOs in the national index.

Our significant overweighting in the health care sector added value in relative terms. Kansas health care bonds outpaced the index. However, our overweightings in dedicated-tax and industrial development revenue bonds, two areas with heavy concentrations of lower rated securities and to which we increased exposure as opportunities emerged, were a source of difficulty.

Security selection was a further challenge. In particular, our choices among corporate-backed industrial development bonds underperformed comparable securities in the index. Here, our holdings in municipal debt affiliated with American Airlines, FirstEnergy Generation Corp. and Iowa Fertilizer Company produced lagging returns. Our choices among tobacco bonds hampered performance as well. Even as security selection was negative overall, we did see good results from bonds affiliated with U.S. Steel, which performed comparatively well as steel prices continued to recover.

With a healthy amount of new investment inflows during this reporting period, we made a number of purchases that helped keep the Fund fully invested. These portfolio additions included a handful of Kansas bonds, notably Overland Park sales tax bonds. However, we increasingly focused on buying higher-yielding out-of-state bonds that we saw as unduly punished later in the reporting period during the municipal market selloff. We believed that the reporting period-end challenges stemmed from technical selling pressures, rather than deteriorating fundamental factors. These purchases represented opportunities for the Fund to diversify, add to sectors in which we had traditional underweightings and invest at greater yields and better relative value than we had seen in some time. Furthermore, we felt these securities had the potential to outperform once market conditions improve. Out-of-state additions included the 3 World Trade Center Project (New York), LaGuardia Airport (New York), Goldman Sachs headquarters (New York), United Airlines Inc. (New York), Iowa Fertilizer and tobacco bonds from a handful of states.

New investment inflows in the Fund, coupled with bond calls and maturities, provided the bulk of the assets we used to finance new purchases. Meanwhile, our sales activity was limited. We sold a portion of the Fund’s exposure to U.S. Virgin Islands debt and took advantage of the reporting period-end conditions to swap some lower yielding bonds with comparable higher rated securities, thus adding yields to the portfolio not seen in the marketplace for some time. We also added to our exposure to the U.S. territorial bonds of Guam. At the end of the reporting period, the Fund’s exposure to Puerto Rico was 1.30% of the portfolio and consisted entirely of insured bonds.

Nuveen Kentucky Municipal Bond Fund

The Nuveen Kentucky Municipal Bond Fund’s Class A Shares at NAV performed in line with the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016. The Fund’s positive contribution was its duration positioning (meaning its sensitivity to changes in interest rates). Because longer duration bonds tend to be relatively scarce in Kentucky compared to in many other states, the Fund had elevated exposure to short-dated issues and, in corresponding fashion, a lower allocation to longer dated bonds. During the reporting period, shorter bonds held up better than long-term issues as interest rates rose.

The Fund’s credit rating positioning, however, was a damper on performance, owing to our lack of exposure to the lowest rated credit bucket. This credit tier enjoyed particularly strong results, so it was detrimental to our relative performance that we did not maintain a weighting in this category.

6	NUVEEN

Sector allocation added value, especially with respect to our underweighting in local general obligation bonds, which lagged the index. In addition, the Fund saw outperformance from its exposure to the health care sector. Meanwhile, security selection had a mixed impact. The Fund’s allocation to shorter duration bonds added value, but our longest duration holdings, including tender option bonds, struggled as long-term rates rose. The increase in rates also created a challenging environment for bonds purchased for the portfolio during this reporting period.

We received new investment inflows into the Kentucky Fund throughout most of the reporting period, but that situation started to shift when market conditions deteriorated later in the reporting period. On balance, we did more buying than selling. Purchases generally consisted of higher rated bonds with intermediate maturities. We were consistently looking to add longer maturity bonds to extend the portfolio’s duration, which was well short of our target. However, the lack of availability of these bonds led to our focus on intermediate-dated issues.

Most of our purchases took place early in the reporting period, when we had more proceeds to invest and saw a variety of opportunities that met our selection criteria. Funding for these purchases came primarily from investment inflows, as well as from the sale of some short-dated securities that helped us keep the Fund’s duration from getting too short.

Nuveen Michigan Municipal Bond Fund

The Nuveen Michigan Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016, due partly to the Fund’s duration positioning. Specifically, overweighting bonds with longer intermediate durations hampered results, given the negative effects of rising long-term interest rates on these issues’ returns. Underweighting shorter-dated bonds, which held up better amid difficult market conditions, also hurt results.

In addition, the Fund’s credit rating positioning hampered performance, due in part to limited exposure to the market’s lowest rated issues, which enjoyed relatively strong results. In addition, we had more exposure to the single-B credit rating tier via tobacco securitization bonds. During the reporting period, these bonds gave back some of their gains of recent years, so our increased weighting in the category was a negative for the Fund.

One notable positive factor, however, was security selection, led by our exposure to short-dated and currently callable bonds. This positive impact was partly offset by exposure to tender option bonds, which struggled in light of their long durations.

The Michigan Fund enjoyed solid investment inflows during the reporting period, which we successfully reinvested in new securities for the portfolio. We also applied the proceeds from bond calls and the sale of a modest number of short dated, higher quality bonds with limited performance prospects. New purchases made during the reporting period consisted of a state general obligation (GO) debt issue, two public higher education bonds, a public utility bond, state appropriation debt, two water and sewer bonds, and one health care issue. In general, these securities had intermediate maturities and credit ratings of A and higher. Our focus on the intermediate portion of the yield curve reflected our view that the risk/reward tradeoff here was superior to that of longer dated issues.

Although we were not active sellers during the reporting period, we did opt to exit the Fund’s position in Detroit-Wayne County Stadium Authority GO bonds, reinvesting the proceeds elsewhere. For several years, we have been underweighting credits in Southeast Michigan because we generally found the bonds unattractively valued relative to their yields.

Nuveen Missouri Municipal Bond Fund

The Nuveen Missouri Municipal Bond Fund’s Class A Shares at NAV lagged the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016. Duration and yield curve positioning were the primary detractors in relative terms.

Specifically, the portfolio’s duration, which measures its interest rate sensitivity, was longer than that of the index. Thus, the Fund was hurt more from rising interest rates. Furthermore, our overweighting in longer-term bonds hurt, as these securities underperformed.

To a lesser extent, coupon structure was also negative. The Fund had a larger exposure than the index in lower coupon bonds, which underperformed their higher coupon counterparts as interest rates rose.

Relative performance from individual security selection was mixed for the reporting period. In particular, the Fund’s lower rated and non-rated holdings tended to outpace similarly rated securities in the index. We were active purchasers of bonds during the reporting

NUVEEN	7

Portfolio Managers’ Comments (continued)

period, taking advantage of an ample supply of bonds in the primary and secondary Missouri municipal market that afforded us opportunities to purchase at prices we viewed as attractive relative values.

Some of our purchases resulted from opportunities we saw toward the end of the reporting period to replace lower coupon holdings, which tend to be more volatile, with comparable higher coupon bonds, which helped enhance the portfolio’s income stream. We were also active in the health care sector, where we worked to swap or replace holdings that had been called during the reporting period. Notable purchases in the sector included bonds of BJC Health System, St. Luke’s Health System and Children’s Mercy Hospital.

At the end of the reporting period, the Fund’s exposure to Puerto Rico was 1.27% of the portfolio and consisted entirely of insured bonds.

Nuveen Ohio Municipal Bond Fund

The Nuveen Ohio Municipal Bond Fund’s Class A Shares at NAV trailed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016. One challenge to relative performance was duration positioning. We were both underweighted in very short duration bonds and overweighted in longer duration securities. Both factors hampered performance on a relative basis given that shorter dated bonds did better than longer issues.

The Fund also struggled with credit positioning, especially underweighting the lowest rating tiers, which outperformed the market as a whole. The Fund’s increased exposure to bonds with a credit rating of B also proved negative, as our tobacco securitization bonds struggled in a difficult market environment during the reporting period.

In contrast, the performance impact of our sector allocation was essentially neutral. On the positive side, underweighting local general obligation debt added value in light of this category’s relative underperformance. Offsetting this factor, however, was an overweighting in the lagging water/sewer bond sector category.

Security selection was negative, partly due to exposure to tender option bonds, which were hampered by their long durations. In addition, in August 2016, we established a position in the bonds of FirstEnergy Generation Corp., an energy producer that unexpectedly announced possible future debt restructuring tied to the company’s financial difficulties. Following this announcement, the bonds lost significant value and had a negative impact on the Fund’s results.

With new investment inflows to put to work, as well as call proceeds, we were active buyers in the Ohio municipal bond market, purchasing bonds across a diversified collection of sectors. We primarily purchased securities with higher credit ratings and intermediate maturities, as we saw better value in this portion of the yield curve than we did among longer-dated issues. Our purchases included three different water/sewer bond deals, two local general obligation bond issues, two state general obligation bonds, two dedicated-tax issues, local appropriation bonds, local utility bonds and public higher education issues.

Nuveen Wisconsin Municipal Bond Fund

The Nuveen Wisconsin Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016.

Credit quality was the chief detractor from relative results. Specifically, we were overweighted in lower investment grade securities and non-rated bonds. Given that investors tended to favor lower yielding, higher quality bonds as interest rates rose during the reporting period, our emphasis on the lower quality and non-rated credit tiers proved detrimental in relative terms. Our allocation to highly rated Wisconsin bonds was helpful, as they proved to be somewhat defensive as rates rose.

Duration positioning also detracted. Our emphasis on bonds with more interest rate sensitivity hurt as interest rates rose.

Sector positioning produced mixed results. Specifically, we were hurt by our significant overweighting in the health care sector, which lagged the index during the reporting period. In contrast, the Fund’s underweighted exposure to tobacco bonds was helpful. Wisconsin does not issue tobacco debt, so our exposure to the category consisted of modest holdings in bonds issued in Guam, Iowa and California. Although our tobacco holdings produced weak results, our relatively lower exposure to the entire category modestly boosted relative performance.

8	NUVEEN

During the reporting period, our approach to investing in Wisconsin bonds was to use the proceeds of investment inflows, bond calls, bond maturities and the sale of some of our U.S. Virgin Islands holdings to purchase fully tax-exempt Wisconsin bonds with relatively attractive yields.

New in-state purchases were concentrated in the intermediate- and long-maturity range, and spread across a number of sectors including sales tax backed, health care and utilities. Because of the relatively limited number of fully tax-exempt investment opportunities in the Wisconsin marketplace, we actively participated in other state markets, purchasing out-of-state credits only when we saw chances to obtain enough yield to compensate for the lack of a state income tax benefit. In some cases, such as with corporate-backed industrial development revenue, transportation and tobacco bonds, we were able to add liquid bonds with attractive yields in sectors where issuance in Wisconsin is relatively infrequent. Investing out of state also helped us to enhance the Fund’s diversification. New out-of-state bond purchases during the reporting period included the 3 World Trade Center Project (New York), industrial development revenue bonds from various states, LaGuardia Airport (New York) and tobacco bonds from various states.

The Fund maintained allocations to U.S. territorial bonds, which may offer exemption from most federal, state and local taxes. During the reporting period, in addition to reducing the Fund’s exposure to U.S. Virgin Islands debt, we added to exposure to Guam credits, whose credit quality we found more attractive. At the end of the reporting period, the Fund’s exposure to Puerto Rico was 1.6% of the portfolio and consisted entirely of insured bonds.

An Update Regarding Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island’s debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government’s financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.

The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but may do so in the future. Thus there is an increased risk that the organization acting as each Fund’s pricing service may change, or that the Funds’ pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund’s shares.

NUVEEN	9

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

10	NUVEEN

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The Funds have not borrowed on a longer-term basis for investment purposes, and do not have any plans to do so. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

NUVEEN	11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Kansas Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.50)%	(0.39)%	3.70%	4.03%
Class A Shares at maximum Offering Price	(7.57)%	(4.56)%	2.80%	3.59%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(3.85)%	(0.93)%	3.12%	3.45%
Class I Shares	(3.47)%	(0.18)%	3.91%	4.23%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.89)%	(1.16)%	3.08%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.52)%	(0.49)%	3.38%	4.13%
Class A Shares at maximum Offering Price	(8.49)%	(4.64)%	2.51%	3.68%
Class C2 Shares	(4.78)%	(1.03)%	2.82%	3.56%
Class I Shares	(4.39)%	(0.27)%	3.59%	4.34%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.91)%	(1.27)%	3.17%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), equal to 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.39%	0.64%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	5.76%

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Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Kentucky Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.81)%	(0.07)%	3.38%	3.65%
Class A Shares at maximum Offering Price	(6.87)%	(4.29)%	2.50%	3.21%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(3.07)%	(0.70)%	2.82%	3.08%
Class I Shares	(2.61)%	0.14%	3.61%	3.87%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.20)%	(0.87)%	2.47%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.37)%	0.22%	3.15%	3.77%
Class A Shares at maximum Offering Price	(7.44)%	(4.00)%	2.27%	3.32%
Class C2 Shares	(3.54)%	(0.31)%	2.61%	3.21%
Class I Shares	(3.18)%	0.44%	3.38%	3.98%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.76)%	(0.67)%	2.65%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), equal to 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.59%	1.35%	0.60%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	8.54%

NUVEEN	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Michigan Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.56)%	(0.14)%	3.83%	3.81%
Class A Shares at maximum Offering Price	(7.61)%	(4.32)%	2.94%	3.37%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(3.91)%	(0.75)%	3.26%	3.23%
Class I Shares	(3.46)%	0.06%	4.05%	4.01%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.95)%	(0.92)%	3.14%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.08)%	0.18%	3.77%	3.97%
Class A Shares at maximum Offering Price	(8.12)%	(4.00)%	2.89%	3.52%
Class C2 Shares	(4.43)%	(0.35)%	3.20%	3.40%
Class I Shares	(3.98)%	0.38%	3.98%	4.18%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.47)%	(0.61)%	3.46%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), equal to 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.39%	0.64%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	3.70%

14	NUVEEN

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Missouri Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.09)%	0.66%	3.98%	4.03%
Class A Shares at maximum Offering Price	(7.17)%	(3.58)%	3.10%	3.59%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(3.35)%	0.14%	3.43%	3.47%
Class I Shares	(2.99)%	0.79%	4.18%	4.24%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.47)%	(0.12)%	3.04%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.64)%	1.06%	3.83%	4.21%
Class A Shares at maximum Offering Price	(7.71)%	(3.17)%	2.94%	3.76%
Class C2 Shares	(3.99)%	0.45%	3.26%	3.63%
Class I Shares	(3.54)%	1.27%	4.03%	4.41%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.12)%	0.19%	3.34%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), equal to 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.58%	1.34%	0.59%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	0.00%

NUVEEN	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Ohio Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.12)%	(0.18)%	3.76%	3.90%
Class A Shares at maximum Offering Price	(8.14)%	(4.39)%	2.88%	3.45%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Ohio Municipal Debt Funds Classification Average	(3.07)%	0.32%	3.28%	3.09%

Class C2 Shares	(4.40)%	(0.74)%	3.19%	3.33%
Class I Shares	(4.11)%	0.02%	3.96%	4.10%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.52)%	(0.96)%	2.80%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.78)%	0.15%	3.66%	4.07%
Class A Shares at maximum Offering Price	(8.78)%	(4.05)%	2.77%	3.62%
Class C2 Shares	(4.98)%	(0.41)%	3.09%	3.50%
Class I Shares	(4.69)%	0.35%	3.86%	4.28%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(5.11)%	(0.64)%	3.14%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), equal to 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.58%	1.34%	0.59%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	5.26%

16	NUVEEN

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Wisconsin Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.20)%	(0.82)%	3.26%	3.72%
Class A Shares at maximum Offering Price	(8.20)%	(4.95)%	2.39%	3.27%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(4.55)%	(1.37)%	2.67%	3.14%
Class I Shares	(4.18)%	(0.70)%	3.46%	3.94%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.57)%	(1.58)%	3.22%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.33)%	(0.88)%	2.99%	3.84%
Class A Shares at maximum Offering Price	(9.30)%	(5.07)%	2.12%	3.40%
Class C2 Shares	(5.68)%	(1.52)%	2.42%	3.26%
Class I Shares	(5.30)%	(0.76)%	3.19%	4.05%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(5.70)%	(1.64)%	3.35%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), equal to 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.42%	0.66%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	2.87%

NUVEEN	17

Yields as of November 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the Fund’s Taxable-Equivalent Yield would be lower.

Nuveen Kansas Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.38%	2.68%	2.96%	3.74%
SEC 30-Day Yield	2.19%	1.47%	1.73%	2.49%
Taxable-Equivalent Yield (31.3)%[2]	3.19%	2.14%	2.52%	3.62%

Nuveen Kentucky Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.59%	2.91%	3.19%	3.97%
SEC 30-Day Yield	1.67%	0.94%	1.19%	1.95%
Taxable-Equivalent Yield (32.3)%[2]	2.47%	1.39%	1.76%	2.88%

Nuveen Michigan Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.02%	2.30%	2.57%	3.36%
SEC 30-Day Yield	1.79%	1.05%	1.31%	2.07%
Taxable-Equivalent Yield (31.1)%[2]	2.60%	1.52%	1.90%	3.00%

Nuveen Missouri Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.22%	2.56%	2.83%	3.58%
SEC 30-Day Yield	2.25%	1.53%	1.78%	2.55%
Taxable-Equivalent Yield (32.3)%[2]	3.32%	2.26%	2.63%	3.77%

18	NUVEEN

Nuveen Ohio Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.03%	2.32%	2.58%	3.39%
SEC 30-Day Yield – Subsidized	1.96%	1.23%	1.48%	2.25%
SEC 30-Day Yield – Unsubsidized	1.96%	1.23%	1.48%	2.25%
Taxable-Equivalent Yield – Subsidized (31.5)%[2]	2.86%	1.80%	2.16%	3.28%
Taxable-Equivalent Yield – Unsubsidized (31.5)%[2]	2.86%	1.80%	2.16%	3.28%

Nuveen Wisconsin Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.10%	2.43%	2.66%	3.46%
SEC 30-Day Yield	2.28%	1.56%	1.82%	2.58%
Taxable-Equivalent Yield (32.5)%[2]	3.38%	2.31%	2.70%	3.82%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in each respective table above.

NUVEEN	19

Holding

Summaries as of November 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Kansas Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	102.2%[1]
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate Obligations	103.9%
Floating Rate Obligations	(3.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	24.9%
Health Care	16.5%
U.S. Guaranteed	15.9%
Utilities	9.0%
Tax Obligation/General	6.9%
Education and Civic Organizations	5.9%
Transportation	5.5%
Water and Sewer	4.6%
Other	10.8%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	21.1%
AA	23.4%
A	27.4%
BBB	9.0%
BB or Lower	9.8%
N/R (not rated)	9.3%
Total	100%

1	Includes 20.3% in U.S. territory bonds, including Puerto Rico, Guam and U.S. Virgin Islands.

20	NUVEEN

Nuveen Kentucky Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.7%
Other Assets Less Liabilities	0.8%
Net Assets Plus Floating Rate Obligations	101.5%
Floating Rate Obligations	(1.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Health Care	22.2%
U.S. Guaranteed	18.7%
Tax Obligation/Limited	18.3%
Education and Civic Organizations	10.9%
Utilities	10.7%
Transportation	9.6%
Water and Sewer	8.0%
Other	1.6%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	23.9%
AA	39.3%
A	25.8%
BBB	10.1%
BB or Lower	0.1%
N/R (not rated)	0.8%
Total	100%

NUVEEN	21

Holding Summaries as of November 30, 2016 (continued)

Nuveen Michigan Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.5%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating Rate Obligations	102.3%
Floating Rate Obligations	(2.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/General	20.4%
Education and Civic Organizations	19.3%
U.S. Guaranteed	19.2%
Tax Obligation/Limited	11.5%
Health Care	8.9%
Utilities	8.1%
Water and Sewer	8.1%
Other	4.5%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	29.0%
AA	51.9%
A	14.4%
BBB	0.8%
BB or Lower	2.8%
N/R (not rated)	1.1%
Total	100%

22	NUVEEN

Nuveen Missouri Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.7%
Other Assets Less Liabilities	2.3%
Net Assets	100%

Portfolio Composition

(% of total investments)

Health Care	20.2%
Tax Obligation/Limited	18.6%
Education and Civic Organizations	12.3%
U.S. Guaranteed	11.3%
Tax Obligation/General	10.5%
Long-Term Care	7.3%
Water and Sewer	7.1%
Utilities	6.0%
Other	6.7%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	16.1%
AA	35.1%
A	27.5%
BBB	8.7%
BB or Lower	2.6%
N/R (not rated)	10.0%
Total	100%

NUVEEN	23

Holding Summaries as of November 30, 2016 (continued)

Nuveen Ohio Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	99.1%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	19.1%
Tax Obligation/General	15.4%
Water and Sewer	14.8%
Health Care	13.6%
U.S. Guaranteed	11.1%
Transportation	7.6%
Education and Civic Organizations	6.8%
Other	11.6%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	26.4%
AA	50.8%
A	12.7%
BBB	5.0%
BB or Lower	4.0%
N/R (not rated)	1.1%
Total	100%

24	NUVEEN

Nuveen Wisconsin Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.9%[1]
Other Assets Less Liabilities	2.1%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	41.0%
U.S. Guaranteed	11.0%
Housing/MultiFamily	8.4%
Health Care	7.5%
Long-Term Care	7.4%
Water and Sewer	5.6%
Transportation	4.9%
Other	14.2%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	11.8%
AA	24.7%
A	35.7%
BBB	11.2%
BB or Lower	6.3%
N/R (not rated)	10.3%
Total	100%

1	Includes 23.3% in U.S. territory bonds, including Puerto Rico, Guam and U.S. Virgin Islands.

NUVEEN	25

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2016.

The beginning of the period is June 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Kansas Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$965.00	$961.10	$961.50	$965.30
Expenses Incurred During the Period	$3.94	$7.87	$6.64	$2.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.05	$1,018.30	$1,022.06
Expenses Incurred During the Period	$4.05	$8.09	$6.83	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

26	NUVEEN

Nuveen Kentucky Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$971.90	$968.00	$969.30	$973.90
Expenses Incurred During the Period	$3.86	$7.79	$6.57	$2.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.16	$1,017.15	$1,018.40	$1,022.16
Expenses Incurred During the Period	$3.95	$7.99	$6.73	$2.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Michigan Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$964.40	$960.50	$960.90	$965.40
Expenses Incurred During the Period	$4.04	$7.96	$6.73	$3.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.96	$1,016.95	$1,018.20	$1,021.96
Expenses Incurred During the Period	$4.15	$8.19	$6.93	$3.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Missouri Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$969.10	$965.30	$966.50	$970.10
Expenses Incurred During the Period	$3.85	$7.78	$6.56	$2.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.16	$1,017.15	$1,018.40	$1,022.16
Expenses Incurred During the Period	$3.95	$7.99	$6.73	$2.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NUVEEN	27

Expense Examples (continued)

Nuveen Ohio Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$958.80	$954.80	$956.00	$958.90
Expenses Incurred During the Period	$3.83	$7.74	$6.52	$2.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.16	$1,017.15	$1,018.40	$1,022.16
Expenses Incurred During the Period	$3.95	$7.99	$6.73	$2.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Wisconsin Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$958.00	$954.30	$954.50	$958.20
Expenses Incurred During the Period	$4.17	$8.08	$6.86	$3.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.81	$1,016.80	$1,018.05	$1,021.81
Expenses Incurred During the Period	$4.31	$8.34	$7.08	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.65%, 1.40% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

28	NUVEEN

Nuveen Kansas Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 102.2%

	MUNICIPAL BONDS – 102.2%

	Consumer Staples – 4.6%

$520	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	$455,510

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/18 at 100.00	B3	1,003,720

205	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B–	185,968

1,165	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	N/R	1,155,855

960	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	6/17 at 100.00	N/R	960,259

1,500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/42 at 100.00	B+	1,398,060

750	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	732,435

625	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	656,594

1,535	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/39 at 100.00	BBB–	1,540,526

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
130	4.625%, 6/01/26	6/17 at 100.00	B+	128,877
150	5.000%, 6/01/29	6/17 at 100.00	B	139,005
325	4.750%, 6/01/34	6/17 at 100.00	B–	276,861

2,640	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/42 at 100.00	B–	2,452,586
11,505	Total Consumer Staples			11,086,256

	Education and Civic Organizations – 6.1%

675	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents University of Kansas Medical Center Research Institute, Series 2010N, 5.000%, 4/01/29	4/20 at 100.00	AA	728,892

250	Kansas Development Finance Authority, Revenue Bonds, Kansas State University Projects, Refunding Series 2016A, 4.000%, 3/01/27	3/24 at 100.00	Aa2	266,405

	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,868,802
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,171,340

3,275	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	3,326,942

1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 (WI/DD, Settling 8/22/06) – AMBAC Insured	2/17 at 100.00	BBB	1,000,230

1,750	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,788,045

NUVEEN	29

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$3,135	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	$3,413,106
13,775	Total Education and Civic Organizations			14,563,762

	Financials – 0.5%

1,020	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,194,961

	Health Care – 16.9%

875	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	BBB	896,744

3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	4,137,744

5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	AA–	5,325,099

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,051,000

3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	3,946,222

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,121,380

8,650	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB) (4)	11/19 at 100.00	AA	9,532,560

135	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/23	1/20 at 100.00	AA–	147,740

1,750	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063-1, 16.218%, 1/01/18 (IF)	1/20 at 100.00	AA–	2,421,143

197	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40 (UB)	1/20 at 100.00	AA–	209,182

3,250	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	3,277,690

3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A+	3,286,740

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	1,061,680

2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	No Opt. Call	AA–	2,177,180
37,522	Total Health Care			40,592,104

	Housing/Single Family – 0.0%

15	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	15,669

	Industrials – 1.3%

180	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.500%, 5/01/17	No Opt. Call	B	182,164

30	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

$425	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	$407,171

360	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B	360,302

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
620	5.000%, 12/01/19	No Opt. Call	B	619,058
205	5.500%, 12/01/22	12/18 at 100.00	B	202,491
355	5.250%, 12/01/25	12/23 at 100.00	B	344,744

530	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	N/R	528,219

435	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	442,099
3,110	Total Industrials			3,086,248

	Long-Term Care – 4.2%

3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,363,969

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
35	5.375%, 5/15/27	5/17 at 100.00	N/R	35,161
1,100	5.500%, 5/15/39	5/17 at 100.00	N/R	1,103,597

2,030	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	5/28 at 100.00	N/R	2,030,690

2,715	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,891,855

665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	696,282
9,670	Total Long-Term Care			10,121,554

	Materials – 0.4%

1,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	1,000,050

	Tax Obligation/General – 7.0%

2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36	12/22 at 100.00	A	2,125,400

1,500	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvent Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA	1,638,330

2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,605,568

2,000	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	AA–	2,302,720

2,200	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2013A, 5.000%, 10/01/28	10/23 at 100.00	AA–	2,471,106

1,490	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2016A, 5.000%, 10/01/33	10/25 at 100.00	AA–	1,659,741

NUVEEN	31

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 10/01/34	10/25 at 100.00	Aaa	$1,431,250

45	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding & Improvement Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA	47,660

2,000	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C, 5.000%, 12/01/39 (Alternative Minimum Tax)	12/25 at 100.00	AA+	2,151,520

390	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	416,481
15,125	Total Tax Obligation/General			16,849,776

	Tax Obligation/Limited – 25.5%

	Dodge City, Kansas, Sales Tax Revenue Bonds, Refunding Series 2016:
2,295	5.000%, 6/01/30 – AGM Insured	6/27 at 100.00	AA	2,595,370
1,320	5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,485,858

	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,860	5.000%, 11/15/24	No Opt. Call	A	2,081,786
3,000	5.000%, 11/15/30	11/25 at 100.00	A	3,261,630

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
650	5.250%, 1/01/36	1/22 at 100.00	A	683,677
3,375	5.125%, 1/01/42	1/22 at 100.00	A	3,522,791

	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
1,495	5.000%, 1/01/32	No Opt. Call	A	1,563,830
1,910	5.000%, 1/01/42	1/22 at 100.00	A	1,981,033

990	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.500%, 11/01/40	No Opt. Call	A–	1,146,905

	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BBB+	1,128,840
3,585	5.000%, 12/01/32	12/26 at 100.00	BBB+	3,946,476
1,015	5.000%, 12/01/33	12/26 at 100.00	BBB+	1,112,034
4,250	5.000%, 12/01/46	12/26 at 100.00	BBB+	4,579,374

1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB	772,910

	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,320	4.000%, 9/01/25	9/20 at 100.00	AAA	1,411,331
1,020	4.000%, 9/01/26	9/20 at 100.00	AAA	1,089,809
1,000	4.000%, 9/01/27	9/20 at 100.00	AAA	1,068,440
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,308,975
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,369,746

	Kansas Department of Transportation, Highway Revenue Bonds, Series 2015B:
1,500	5.000%, 9/01/26	9/25 at 100.00	AAA	1,787,460
1,500	5.000%, 9/01/35	9/25 at 100.00	AAA	1,719,420

365	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/17 at 100.00	Aa3	368,059

1,670	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,796,185

32	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,400	Kansas Development Finance Authority, Revenue Bonds, Department of Commerce Impact Program, Series 2011K, 5.000%, 12/01/20	12/19 at 100.00	A+	$1,529,206

40	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	4/17 at 100.00	AA–	40,135

360	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50	No Opt. Call	BBB	370,163

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	4,994,599

2,080	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	2,144,251

	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B:
200	5.250%, 12/15/29	12/22 at 100.00	N/R	173,542
100	6.100%, 12/15/34	No Opt. Call	N/R	86,531

2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	2,458,928

1,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	Ca	1,588,200

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	2,122,320

	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A+	1,574,144
1,260	5.000%, 12/01/26	12/24 at 100.00	A+	1,434,976

700	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	N/R	684,341
57,395	Total Tax Obligation/Limited			60,983,275

	Transportation – 5.6%

505	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	BB–	542,855

1,930	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B, 5.000%, 1/01/41	7/26 at 100.00	AA–	2,082,354

100	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	105,971

1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	1/19 at 100.00	N/R	1,002,330

310	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/21 (Alternative Minimum Tax)	No Opt. Call	BB–	336,576

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,905	5.000%, 8/01/26 (Mandatory put 8/01/21) (Pre-refunded N/A) (Alternative Minimum Tax)	8/21 at 100.00	BB	1,999,964
3,405	5.000%, 8/01/31 (Mandatory put 8/01/21) (Pre-refunded N/A) (Alternative Minimum Tax)	8/21 at 100.00	BB	3,460,433

NUVEEN	33

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$1,515	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	$1,542,588

1,225	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	1,333,572

945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,014,826
12,840	Total Transportation			13,421,469

	U.S. Guaranteed – 16.2% (5)

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (5)	2,130,780

1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (5)	1,087,500

2,170	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (5)	2,514,770

2,500	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (5)	2,597,825

1,115	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (5)	1,255,256

3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (5)	3,440,820

	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics, Inc., Project, Series 2012B-1:
1,750	5.000%, 7/01/30 (Pre-refunded 7/01/17)	7/17 at 100.00	A1 (5)	1,791,948
1,855	5.000%, 7/01/32 (Pre-refunded 7/01/17)	7/17 at 100.00	A1 (5)	1,899,464

2,400	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (Pre-refunded 11/15/17) (UB) (4)	11/17 at 100.00	AA (5)	2,493,624

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A1/10/2017
865	5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (5)	952,106
1,318	5.000%, 1/01/40 (Pre-refunded 1/01/20) (UB)	1/20 at 100.00	N/R (5)	1,451,160

1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA– (5)	1,163,850

1,955	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding & Improvement Series 2008, 5.000%, 9/01/23 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	AA (5)	2,079,318

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 (Pre-refunded 9/01/18) – AGM Insured	9/18 at 100.00	AA (5)	537,470

4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (5)	4,582,039

2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (5)	2,746,400

1,695	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	1,822,956

34	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
$1,075	5.000%, 9/01/29 (Pre-refunded 3/01/19) – BHAC Insured	3/19 at 100.00	AA+ (5)	$1,160,688
3,000	5.250%, 9/01/34 (Pre-refunded 3/01/19) – BHAC Insured	3/19 at 100.00	AA+ (5)	3,255,690
35,698	Total U.S. Guaranteed			38,963,664

	Utilities – 9.2%

1,255	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 0.000%, 4/01/41	No Opt. Call	B	601,597

1,500	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/42 – NPFG Insured	6/25 at 100.00	AA–	1,527,645

1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,518,853

	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,101,980
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,097,670

1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A–	1,686,615

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,555,802
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,400,836
2,575	5.000%, 12/01/31	12/20 at 100.00	A3	2,680,137

1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	479,050

515	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 0.000%, 12/01/40	No Opt. Call	B	246,876

1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB–	1,402,994

2,250	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2016A, 5.000%, 9/01/40	9/25 at 100.00	A+	2,440,598

1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	1,688,300

2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	2,744,250
22,260	Total Utilities			22,173,203

	Water and Sewer – 4.7%

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33	7/23 at 100.00	A–	541,575
2,000	5.500%, 7/01/43	7/23 at 100.00	A–	2,178,160

5,940	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	6,384,426

NUVEEN	35

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA–	$2,235,800
10,440	Total Water and Sewer			11,339,961
$231,375	Total Long-Term Investments (cost $241,344,001)			245,391,952
	Floating Rate Obligations – (3.9)%			(9,420,000)
	Other Assets Less Liabilities – 1.7%			4,102,211
	Net Assets – 100%			$240,074,163

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

36	NUVEEN

Nuveen Kentucky Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.7%

	MUNICIPAL BONDS – 100.7%

	Education and Civic Organizations – 10.9%

$880	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	Aa3	$967,305

	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,500	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,595,825
2,500	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,584,950

	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (Alternative Minimum Tax)	No Opt. Call	A	968,481
700	5.000%, 6/01/23 (Alternative Minimum Tax)	No Opt. Call	A	755,111
400	5.000%, 6/01/24 (Alternative Minimum Tax)	No Opt. Call	A	431,624

1,500	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,562,040

	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2015:
1,790	5.000%, 5/01/31	5/25 at 100.00	Baa3	1,886,714
1,210	5.000%, 5/01/40	5/25 at 100.00	Baa3	1,226,117

	Murray State University, Kentucky, General Receipts Bonds, Series 2015A:
1,125	5.000%, 3/01/26	3/25 at 100.00	Aa3	1,285,301
1,075	5.000%, 3/01/27	3/25 at 100.00	Aa3	1,221,727

2,290	Northern Kentucky University, General Receipts Bonds, Refunding Series 2016A, 5.000%, 9/01/23	No Opt. Call	Aa3	2,631,325

	University of Kentucky, General Receipts Bonds, Refunding Series 2012A:
1,435	5.000%, 5/01/19	No Opt. Call	AA	1,554,249
1,185	5.000%, 5/01/20	No Opt. Call	AA	1,313,940
2,340	5.000%, 5/01/21	No Opt. Call	AA	2,645,370

4,000	University of Kentucky, General Receipts Bonds, Refunding Series 2015B, 5.000%, 10/01/27	4/25 at 100.00	AA	4,624,320

2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,291,440

	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2011A:
150	5.000%, 9/01/20	No Opt. Call	AA–	166,338
2,005	5.000%, 9/01/26	9/21 at 100.00	AA–	2,238,382

1,910	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	AA–	2,142,371

	Western Kentucky University, General Receipts Revenue Bonds, Series 2016A:
2,690	5.000%, 9/01/25	No Opt. Call	Aa3	3,053,285
2,820	5.000%, 9/01/26	9/25 at 100.00	Aa3	3,205,438
37,405	Total Education and Civic Organizations			41,351,653

	Health Care – 22.4%

3,360	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA	3,475,349

NUVEEN	37

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
$100	5.350%, 2/01/24	8/21 at 100.00	BBB–	$107,401
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB–	2,207,520
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB–	3,647,620

8,000	Kentucky Bond Development Corporation, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Inc., Refunding Series 2016, 5.000%, 5/01/39	5/26 at 100.00	AA	8,820,560

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21	6/20 at 100.00	BBB+	4,330,256
165	6.375%, 6/01/40	6/20 at 100.00	BBB+	181,025
5,150	6.500%, 3/01/45	6/20 at 100.00	BBB+	5,662,322

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
1,100	5.375%, 8/15/24	8/19 at 100.00	A+	1,163,448
7,090	5.625%, 8/15/27	8/19 at 100.00	A+	7,468,535

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
1,500	5.000%, 8/15/42	8/21 at 100.00	A+	1,554,585
3,000	5.250%, 8/15/46	8/21 at 100.00	A+	3,140,940

1,295	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/24	5/19 at 100.00	A–	1,368,336

10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A–	10,680,098

3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26	6/22 at 100.00	A–	3,604,790

2,000	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016, 5.000%, 8/01/37	8/26 at 100.00	Baa3	2,035,180

7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	8,425,575

8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26	No Opt. Call	A2	8,946,000

3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A+	3,477,078

	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A+	2,106,423
2,000	5.000%, 10/01/37	10/22 at 100.00	A+	2,119,100
78,045	Total Health Care			84,522,141

	Housing/Multifamily – 0.3%

1,160	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,171,090

38	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 0.7%

	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2011B:
$150	3.000%, 1/01/21	No Opt. Call	AAA	$155,736
485	3.000%, 7/01/21	No Opt. Call	AAA	504,201
705	3.100%, 7/01/22	7/21 at 100.00	AAA	733,630
360	3.300%, 1/01/23	7/21 at 100.00	AAA	372,877
595	3.300%, 7/01/23	7/21 at 100.00	AAA	619,175
175	3.625%, 1/01/25	7/21 at 100.00	AAA	180,637
2,470	Total Housing/Single Family			2,566,256

	Tax Obligation/General – 0.8%

365	Crittenden County, Kentucky, General Obligation Bonds, Series 2007, 6.000%, 12/01/27	12/17 at 100.00	N/R	371,939

2,205	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Center City Project Series 2016, 4.000%, 12/01/30	12/25 at 100.00	AAA	2,317,345

200	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2010, 4.000%, 11/01/17	No Opt. Call	AAA	205,618
2,770	Total Tax Obligation/General			2,894,902

	Tax Obligation/Limited – 18.4%

	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	Aa3	1,439,500
1,760	5.000%, 8/01/25	2/25 at 100.00	Aa3	2,033,997

1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,103,710

2,000	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	1,902,360

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	2,038,296
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	3,620,223
4,630	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	4,852,147
9,350	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA	9,798,611

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AA	49,998
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA	2,795,553
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA	2,849,513

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 2016-XG0027, Formerly Tender Option Bonds Trust 11810, 18.696%, 12/01/28 – AGC Insured (IF)	6/18 at 100.00	AA	5,905,600

5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/26	No Opt. Call	Aa3	5,731,400

125	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/19 – NPFG Insured	No Opt. Call	AA–	135,308

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
285	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA	305,551
285	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA	305,551

NUVEEN	39

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	Aa2	$2,208,800

1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24	7/21 at 100.00	Aa2	2,030,022

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
500	5.000%, 7/01/24	7/22 at 100.00	Aa2	568,000
4,000	5.000%, 7/01/30	7/22 at 100.00	Aa2	4,449,840
6,740	5.000%, 7/01/31	7/22 at 100.00	Aa2	7,479,580

	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A:
2,990	5.000%, 6/01/20	No Opt. Call	Aa3	3,298,030
1,000	5.000%, 6/01/21	No Opt. Call	Aa3	1,119,030
3,000	5.250%, 6/01/29	6/21 at 100.00	Aa3	3,303,480

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B	524,655
65,920	Total Tax Obligation/Limited			69,848,755

	Transportation – 9.6%

	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2016:
1,635	5.000%, 1/01/25	No Opt. Call	A+	1,865,682
1,855	5.000%, 1/01/30	1/26 at 100.00	A+	2,060,757
1,750	5.000%, 1/01/31	1/26 at 100.00	A+	1,935,518
1,620	5.000%, 1/01/32	1/26 at 100.00	A+	1,782,518
1,520	5.000%, 1/01/33	1/26 at 100.00	A+	1,682,382

2,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	1,537,340

	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
475	5.000%, 7/01/17	No Opt. Call	Baa3	485,593
250	5.750%, 7/01/49	7/23 at 100.00	Baa3	268,663
10,000	6.000%, 7/01/53	7/23 at 100.00	Baa3	11,067,998

	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Alternative Minimum Tax)	No Opt. Call	AA	1,349,330
1,100	5.000%, 7/01/31 (Alternative Minimum Tax)	No Opt. Call	AA	1,208,196
1,000	5.000%, 7/01/38	No Opt. Call	AA	1,083,400

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,250	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	1,392,325
1,625	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,831,960
1,555	5.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,695,121
1,500	5.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,624,815

	River City Inc Parking Authority, Kentucky, First Mortgage Bonds, Refunding Series 2016B:
1,495	5.000%, 12/01/26	6/26 at 100.00	AA	1,733,587
1,575	5.000%, 12/01/27	6/26 at 100.00	AA	1,818,968
33,420	Total Transportation			36,424,153

40	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 18.8% (4)

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
$225	5.000%, 8/01/21 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA (4)	$231,248
3,795	5.000%, 8/01/24 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA (4)	3,900,387

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
720	6.000%, 12/01/27 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	756,626
1,605	6.250%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	1,690,643
2,190	6.500%, 12/01/37 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	2,312,312

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Refunding & Improvement Series 2009A:
210	5.375%, 5/01/34 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (4)	229,807
5,010	5.500%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (4)	5,497,373

	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A:
1,435	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (4)	1,479,126
5,065	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (4)	5,220,749
4,600	5.250%, 9/01/42 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (4)	4,750,052
7,535	5.250%, 9/01/42 (Pre-refunded 9/01/17) – NPFG Insured (UB)	9/17 at 100.00	AA+ (4)	7,780,792

2,500	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 2016-XG0055, 17.213%, 9/01/42 – NPFG Insured (Pre-refunded 9/01/17) (IF) (5)	9/17 at 100.00	AA+ (4)	2,826,100

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,215	5.250%, 2/01/28 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	2,396,453
2,215	5.250%, 2/01/29 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	2,396,453

25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa2 (4)	26,508

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	3,075,436

2,055	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa (4)	2,175,444

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37 (Pre-refunded 2/01/17)	2/17 at 100.00	Baa3 (4)	7,050,610

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa3 (4)	2,176,440

35	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29 (Pre-refunded 9/15/18) – AGC Insured	9/18 at 100.00	A1 (4)	37,382

	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A:
3,995	5.000%, 10/01/25 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	4,318,116
95	5.000%, 10/01/28 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	A– (4)	102,684
8,880	5.250%, 10/01/35 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	A3 (4)	9,649,006

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29 (Pre-refunded 8/01/17)	8/17 at 100.00	A+ (4)	1,027,840
67,225	Total U.S. Guaranteed			71,107,587

NUVEEN	41

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 10.8%

	Frankfort Electric & Water Plant Board, Kentucky, Electric and Water Revenue Bonds, Series 2015A:
$325	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	$325,029
155	4.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	159,320
40	4.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	41,958

4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	A	5,130,055

5,315	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	A	5,701,613

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
6,400	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	6,392,192
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3	13,044,371

1,510	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/35 – AGM Insured	10/26 at 100.00	AA	1,658,780

	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	A–	3,132,714
5	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A–	5,306

	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	252,245
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,154,920
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,202,608
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,776,428

	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	433,310
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	464,292
39,480	Total Utilities			40,875,141

	Water and Sewer – 8.0%

2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	AAA	3,082,778

	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Series 2015-XF2109:
1,330	16.084%, 2/01/25 (IF) (5)	No Opt. Call	AAA	2,327,101
1,070	16.301%, 2/01/26 (IF) (5)	2/25 at 100.00	AAA	1,808,856

220	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/17 at 100.00	A+	220,810

	Logan/Todd Regional Water Commission, Kentucky, Revenue Bonds, Refunding Series 2016A:
1,005	5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,167,710
1,060	5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA	1,232,123
1,115	5.000%, 7/01/27 – AGM Insured	No Opt. Call	AA	1,288,516
1,175	5.000%, 7/01/28 – AGM Insured	No Opt. Call	AA	1,351,015
1,240	5.000%, 7/01/29 – AGM Insured	No Opt. Call	AA	1,416,936

7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	8,456,475

795	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A, 5.000%, 5/15/27	11/24 at 100.00	AA	918,702

42	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Northern Kentucky Water District, Revenue Bonds, Series 2012:
$2,690	5.000%, 2/01/22	No Opt. Call	Aa3	$3,043,143
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa3	3,879,101

160	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29 – AGC Insured	9/18 at 100.00	A1	168,669
25,605	Total Water and Sewer			30,361,935
$353,500	Total Long-Term Investments (cost $370,692,064)			381,123,613
	Floating Rate Obligations – (1.5)%			(5,650,000)
	Other Assets Less Liabilities – 0.8%			3,179,149
	Net Assets – 100%			$378,652,762

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	43

Nuveen Michigan Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.5%

	MUNICIPAL BONDS – 100.5%

	Consumer Staples – 2.5%

$3,030	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$2,885,136

2,215	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	2,225,388
5,245	Total Consumer Staples			5,110,524

	Education and Civic Organizations – 19.4%

1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,620,304

	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016:
2,575	5.000%, 10/01/33	10/26 at 100.00	A1	2,848,774
2,695	5.000%, 10/01/34	10/26 at 100.00	A1	2,960,538

350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	393,796

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BBB–	1,031,070

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB–	549,040

830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB–	812,686

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	1,077,110

1,060	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/20	No Opt. Call	AA+	1,183,660

4,370	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AA+	4,858,172

1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A1	1,938,330

830	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/41	3/26 at 100.00	A1	900,301

515	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	562,514

3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,323,580

	University of Michigan, General Revenue Bonds, Series 2015:
2,475	5.000%, 4/01/30	4/26 at 100.00	AAA	2,884,142
1,275	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	1,444,601
1,000	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	1,133,020
3,600	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	4,057,308

4,785	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/31	5/26 at 100.00	Aa3	5,326,036

650	Western Michigan University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	5/25 at 100.00	A1	698,178
35,790	Total Education and Civic Organizations			39,603,160

44	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 8.9%

$1,000	Grand Traverse County Hospital Financal Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	$1,084,630

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,286,051
365	5.000%, 1/15/42	1/22 at 100.00	AA	384,860

720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A1	794,095

2,335	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	2,481,801

1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	2,019,413

1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	1,351,038

	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A1	1,847,788
1,250	5.000%, 11/01/42	11/22 at 100.00	A1	1,323,375

2,295	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	2,560,945

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	2,110,040
16,895	Total Health Care			18,244,036

	Tax Obligation/General – 20.6%

690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	774,560

1,350	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/25	No Opt. Call	Aa2	1,573,614

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	Aa1	690,697

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	835,024

1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA–	1,649,926

370	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – FGIC Insured	No Opt. Call	AA+	417,208

	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
4,325	5.000%, 5/01/29 – AGM Insured	5/26 at 100.00	AA	4,962,591
1,555	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	1,718,399

1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	1,129,981

1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,289,906

NUVEEN	45

Nuveen Michigan Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	$1,199,700

1,500	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AAA	1,698,975

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	1,179,951

1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	1,135,300

2,585	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2015A, 5.000%, 12/01/27	12/25 at 100.00	Aa1	3,024,321

1,765	Michigan State, General Obligation Bonds, Environmental Program, Series 2014A, 5.000%, 12/01/28	12/24 at 100.00	Aa1	2,032,892

	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33	11/25 at 100.00	AA	605,638
1,290	5.000%, 11/01/36	No Opt. Call	AA	1,401,056

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa2	994,380
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa2	994,133

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,199,759

600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	673,788

1,915	South Haven Public Schools, Van Buren Couty, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,080,360

150	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA	162,500

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	AA–	3,250,347

4,670	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	5,231,240
38,495	Total Tax Obligation/General			41,906,246

	Tax Obligation/Limited – 11.5%

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA–	3,949,454
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	AA–	3,187,221

1,000	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	1,092,940

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
825	5.000%, 10/01/19	No Opt. Call	AA–	894,787
4,070	5.000%, 10/01/39	10/24 at 100.00	AA–	4,363,894

46	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	$2,188,740

3,150	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I, 5.000%, 4/15/41	10/26 at 100.00	Aa2	3,445,124

	Michigan State Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,128,376
700	5.000%, 11/15/36	11/21 at 100.00	AA+	774,753

685	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	793,990

1,500	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	1,713,825
22,225	Total Tax Obligation/Limited			23,533,104

	Transportation – 2.1%

1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,107,480

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	No Opt. Call	A	2,111,260
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,058,370
4,000	Total Transportation			4,277,110

	U.S. Guaranteed – 19.3% (5)

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (5)	1,518,890

2,660	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/32 (Pre-refunded 5/01/17) – NPFG Insured	5/17 at 100.00	Aa1 (5)	2,703,970

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28 (Pre-refunded 1/01/18)	1/18 at 100.00	Aa1 (5)	151,200
3,500	5.000%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	Aa1 (5)	3,649,660

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	2,153,740

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 (Pre-refunded 5/01/17) – NPFG Insured	5/17 at 100.00	Aa1 (5)	1,704,430

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA (5)	500,724

50	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	AAA	50,182

840	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	Aa1 (5)	854,759

3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	3,457,770

10	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	11,492

4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	3,384,920

NUVEEN	47

Nuveen Michigan Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	$562,300

865	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	894,609

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A (5)	3,687,024

1,000	Michigan State Hospital FInance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+ (5)	1,103,730

350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (5)	384,136

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	AAA	508,785
1,200	5.000%, 5/01/36 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	AAA	1,221,084

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AAA	4,111,640

2,715	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/36 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	Aa1 (5)	2,759,879

1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (5)	1,781,086

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	AAA	1,347,456

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 (Pre-refunded 7/01/18) – NPFG Insured	7/18 at 100.00	AA– (5)	532,125

500	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 (Pre-refunded 5/01/17) – NPFG Insured	5/17 at 100.00	Aa1 (5)	508,810
37,985	Total U.S. Guaranteed			39,544,401

	Utilities – 8.1%

1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	2,070,900

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28	7/18 at 100.00	AA–	183,773
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–	2,224,466

525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	No Opt. Call	AA–	575,321

	Lansing Board of Water and Light, Michigan, Utility System Rvenue Bonds, Tender Option Bond Trust 2016-XF0394:
250	16.555%, 7/01/37 (IF) (4)	7/01/21 at 100.00	AA–	345,850
800	16.555%, 7/01/37 (IF) (4)	7/01/21 at 100.00	AA–	1,106,720

	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/29	7/26 at 100.00	A	1,142,690
1,230	5.000%, 7/01/32	7/26 at 100.00	A	1,379,113
1,000	5.000%, 7/01/33	7/26 at 100.00	A	1,118,640

48	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	$3,122,730

2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	2,153,500

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,238,220
14,985	Total Utilities			16,661,923

	Water and Sewer – 8.1%

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	Aa1	1,661,910
800	5.000%, 1/01/39	1/24 at 100.00	Aa1	881,040

350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	Aa1	387,230

2,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Refunding Series 2010, 5.000%, 1/01/24	No Opt. Call	Aa1	2,331,280

1,525	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 1/01/46	1/26 at 100.00	AA	1,684,180

	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 1/01/33	1/25 at 100.00	AA	1,114,500
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,108,530

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,634,130
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,324,029

365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32	10/22 at 100.00	AAA	408,990

2,685	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2016B, 5.000%, 10/01/25	No Opt. Call	AAA	3,186,048

245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	No Opt. Call	AAA	245,823

135	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	139,328

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	541,210
14,825	Total Water and Sewer			16,648,228
$190,445	Total Long-Term Investments (cost $202,531,685)			205,528,732
	Floating Rate Obligations – (2.3)%			(4,700,000)
	Other Assets Less Liabilities – 1.8%			3,681,850
	Net Assets – 100%			$204,510,582

NUVEEN	49

Nuveen Michigan Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

50	NUVEEN

Nuveen Missouri Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.7%

	MUNICIPAL BONDS – 97.7%

	Consumer Staples – 2.8%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	5/17 at 100.00	AA–	$3,004,980

8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	10,297,535
11,840	Total Consumer Staples			13,302,515

	Education and Civic Organizations – 12.0%

3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	3,012,900

1,200	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	1,243,680

1,000	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA	1,017,480

1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,102,613

1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31	11/19 at 100.00	A	1,749,735

3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,196,500

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
420	3.000%, 10/01/18	No Opt. Call	BBB–	424,116
575	3.500%, 10/01/22	No Opt. Call	BBB–	582,797
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB–	3,574,586

2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	2,457,544

3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	4,185,134

3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	3,917,673

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St. Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,030,110

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB–	1,624,320

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
2,500	6.500%, 10/01/30	10/18 at 103.00	BBB–	2,714,225
1,300	6.500%, 10/01/35	10/18 at 103.00	BBB–	1,406,990

NUVEEN	51

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A:
$1,500	5.000%, 10/01/38	10/25 at 100.00	AA–	$1,657,665
7,000	4.000%, 10/01/42	10/25 at 100.00	AA–	7,020,368

6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	7,304,812

2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	2,537,544

115	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Refunding Series 2016A, 3.000%, 10/01/32	10/24 at 100.00	A+	101,676

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/18 at 100.00	N/R	962,610

	Southeast Missouri State University, System Facilities Revenue Bonds, Refunding Series 2016A:
1,175	3.000%, 4/01/30	4/25 at 100.00	A	1,076,958
1,335	3.000%, 4/01/31	4/25 at 100.00	A	1,220,243

	Southeast Missouri State University, System Facilities Revenue Bonds, Refunding Series 2016C:
510	3.000%, 4/01/29 – BAM Insured	4/24 at 100.00	AA	480,578
960	3.000%, 4/01/30 – BAM Insured	4/24 at 100.00	AA	884,957

860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A1	853,722
54,815	Total Education and Civic Organizations			57,341,536

	Health Care – 19.8%

500	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2016, 4.000%, 8/01/38	8/26 at 100.00	A	483,075

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
530	3.375%, 6/01/28	6/22 at 100.00	AA–	531,611
4,000	5.000%, 6/01/33	6/22 at 100.00	AA–	4,260,840

1,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2016, 5.000%, 6/01/39	No Opt. Call	A+	1,083,340

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	BB+	1,492,116
3,050	5.000%, 6/01/36	6/17 at 100.00	BB+	3,012,577

1,640	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	N/R	1,691,234

1,090	Citizens Memorial Hospital District of Polk County, Missouri, Hospital Revenue Bonds, Refunding Series 2012, 5.000%, 8/01/28	8/19 at 100.00	N/R	1,102,709

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	1,250,238
4,995	5.000%, 12/01/37	12/17 at 100.00	N/R	4,975,719

52	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
$1,120	5.650%, 9/01/22	9/19 at 100.00	BBB–	$1,161,978
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB–	1,037,980

800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	A–	866,624

1,560	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A–	1,692,335

	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Health System, Inc., Series 2016:
1,495	4.000%, 11/15/33	5/26 at 100.00	A+	1,500,831
4,030	5.000%, 11/15/34	5/26 at 100.00	A+	4,351,312

480	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	517,094

1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,075,190

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2013C:
3,000	3.250%, 1/01/50 (Mandatory Put 1/01/46)	7/26 at 100.00	AA	2,440,110
7,000	4.000%, 1/01/50 (Mandatory Put 1/01/46)	7/26 at 100.00	AA	6,788,878

2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	2,332,001

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,450	5.000%, 11/15/44	11/23 at 100.00	A2	1,551,834
2,970	5.000%, 11/15/48	11/23 at 100.00	A2	3,167,357

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
2,200	5.000%, 11/15/32	11/25 at 100.00	A2	2,428,712
1,500	5.000%, 11/15/39	11/25 at 100.00	A2	1,621,365

3,035	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	3,267,845

55	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 4.000%, 11/15/45	11/24 at 100.00	AA–	53,346

1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Anthony’s Medical Center, Series 2015B, 5.000%, 2/01/45	8/25 at 100.00	A–	1,062,050

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,218,760

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2015B:
500	3.500%, 12/01/32	No Opt. Call	A+	486,825
2,000	5.000%, 12/01/33	No Opt. Call	A+	2,239,280
500	3.625%, 12/01/34	No Opt. Call	A+	483,275

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 5.000%, 6/01/31	6/24 at 100.00	AA–	2,231,380

NUVEEN	53

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke’s Health System, Series 2010A:
$550	5.250%, 11/15/25	11/20 at 100.00	A+	$606,744
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,731,186
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,061,440

3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy Hospital, Series 2016, 4.000%, 5/15/34	5/26 at 100.00	A+	2,973,900

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,845	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,821,144
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	2,635,235
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	3,411,550

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36	6/18 at 100.00	AA–	1,031,860

	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30	6/20 at 100.00	AA–	1,600,590
3,040	5.000%, 6/01/34	6/20 at 100.00	AA–	3,228,237

1,460	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	1,539,745

500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46	11/25 at 100.00	N/R	474,005

4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	5,165,937

1,260	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	N/R	1,282,403
91,905	Total Health Care			94,023,797

	Housing/Multifamily – 0.5%

1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aa1	1,396,825

1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,031,060
2,290	Total Housing/Multifamily			2,427,885

	Housing/Single Family – 0.2%

75	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	75,134

45	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2008A-1, 5.300%, 3/01/39 (Alternative Minimum Tax)	9/17 at 100.00	AA+	45,303

850	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2015B-2, 3.800%, 11/01/34	5/25 at 100.00	AA+	830,510
970	Total Housing/Single Family			950,947

54	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials – 0.4%

	Kennett Industrial Development Authority, Missouri, Revenue Bonds, Manac Trailers USA Inc Project, Series 2007:
$1,470	4.250%, 3/01/22 (Alternative Minimum Tax)	3/22 at 100.00	A3	$1,423,019
500	4.250%, 3/01/24 (Alternative Minimum Tax)	3/24 at 100.00	A3	476,450
1,970	Total Industrials			1,899,469

	Long-Term Care – 7.2%

3,110	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	2,881,228

750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	742,710

	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F:
220	5.500%, 5/15/17	No Opt. Call	BBB–	222,385
2,000	5.750%, 5/15/31	5/17 at 100.00	BBB–	2,010,300

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,500	5.125%, 8/15/26	8/17 at 100.00	BB+	1,517,835
2,525	5.125%, 8/15/32	8/17 at 100.00	BB+	2,546,513

2,000	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	No Opt. Call	BB+	2,078,160

1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB+	1,705,178

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB+	1,127,059
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB+	3,003,248

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB+	1,551,945

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A:
700	5.000%, 2/01/36	2/26 at 100.00	N/R	729,225
2,060	5.000%, 2/01/46	2/26 at 100.00	N/R	2,114,734

700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/34	2/26 at 100.00	N/R	734,062

850	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	853,732

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	No Opt. Call	A–	581,163
1,690	5.000%, 9/01/42	9/22 at 100.00	A–	1,766,253

2,570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	2,846,095

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A:
700	5.375%, 9/01/21	9/17 at 100.00	BBB–	707,903
4,100	5.500%, 9/01/28	9/17 at 100.00	BBB–	4,130,094

NUVEEN	55

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$350	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	$343,777
33,275	Total Long-Term Care			34,193,599

	Tax Obligation/General – 10.2%

1,000	Belton School District 124, Cass County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2012, 4.000%, 3/01/28 – NPFG Insured	3/20 at 100.00	AA+	1,034,220

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	AA–	1,235,214
1,245	5.000%, 3/01/30	3/21 at 100.00	AA–	1,355,270
1,010	4.750%, 3/01/31	3/21 at 100.00	AA–	1,069,327

850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA–	906,245

	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012:
1,670	4.000%, 3/01/27 – AGM Insured	3/22 at 100.00	A+	1,720,083
2,000	4.375%, 3/01/32	3/22 at 100.00	A+	2,068,640

1,000	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 3/01/33	3/22 at 100.00	AA–	1,108,280

3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/23 at 100.00	AA–	3,800,763

	Cape Girardeau School District 063, Cape Girardeau County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2016:
1,630	4.000%, 3/01/32	3/25 at 100.00	AA+	1,674,955
1,650	4.000%, 3/01/33	3/25 at 100.00	AA+	1,689,567

3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,050,550

	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015:
1,500	4.000%, 3/01/31	3/24 at 100.00	AA+	1,561,275
1,000	4.000%, 3/01/32	3/24 at 100.00	AA+	1,031,090

2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,215,600

1,500	Independence School District, Jackson County, Missouri, General Obligation Bonds, Refunding Series 2016, 4.000%, 3/01/30	3/26 at 100.00	AA+	1,585,530

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,439,767

1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,121,830

160	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA–	169,914

500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA–	548,285

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	1,043,580

5,000	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	No Opt. Call	AA	5,521,100

56	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	$519,770

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,297,871

1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA–	1,097,980

1,500	Ozark Reorganized School District 6, Christian County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/34	3/23 at 100.00	AA+	1,540,035

200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA–	207,794

1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,318,392

2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25	4/21 at 100.00	AA+	2,653,150

	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,110,200
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,107,800

1,710	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	1,079,780
46,745	Total Tax Obligation/General			48,883,857

	Tax Obligation/Limited – 18.2%

	Belton, Missouri, Certificates of Participation, Series 2007:
600	4.375%, 3/01/19 – NPFG Insured	3/17 at 100.00	A3	602,988
250	4.500%, 3/01/22 – NPFG Insured	3/17 at 100.00	A3	251,878

375	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29	3/18 at 100.00	A+	389,535

4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	5,391,842

2,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	1,937,400

1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,057,654

365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	380,122

500	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	505,495

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/28 at 100.00	N/R	1,430,060

530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	553,209

1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,918,802

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	3,896,410
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,517,732

NUVEEN	57

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 3.625%, 3/01/33	3/21 at 100.00	N/R	$895,890

	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007:
340	4.375%, 11/01/17	No Opt. Call	A+	340,721
715	4.500%, 11/01/22	No Opt. Call	A+	716,981

1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB–	1,967,418

	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
820	4.875%, 3/01/33	3/23 at 100.00	BB+	818,573
885	5.000%, 3/01/38	3/23 at 100.00	BB+	889,177

925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	986,050

1,350	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26	No Opt. Call	N/R	1,258,092

1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,251,972

2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	1,378,920

2,365	Kansas City School District, Missouri, Certificates of Participation, Series 2016, 3.000%, 4/01/32	4/26 at 100.00	A	2,051,283

2,525	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/24 at 100.00	N/R	2,423,571

	Kansas City, Missouri, Special Obligation Bonds, Downtown Arena Project, Refunding & Improvement Series 2016E:
570	3.000%, 4/01/33	4/25 at 100.00	AA–	501,720
2,600	3.125%, 4/01/34	4/25 at 100.00	AA–	2,298,712
1,775	4.000%, 4/01/36	4/25 at 100.00	AA–	1,767,811
1,500	5.000%, 4/01/40	4/25 at 100.00	AA–	1,621,935

1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	1,948,853

1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA–	1,139,001

1,152	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	No Opt. Call	NA	998,262

1,159	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	No Opt. Call	N/R	170,270

	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,195	5.750%, 6/01/35	6/25 at 100.00	N/R	1,151,036
785	6.000%, 6/01/46	6/25 at 100.00	N/R	755,139

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Saint Joseph Sewerage System Improvement Project, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A+	1,091,360

1,000	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014, 3.000%, 10/01/26	10/22 at 100.00	AA+	1,009,740

58	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Bonds, Refunding Series 2015, 5.000%, 3/01/40	3/24 at 100.00	A	$1,071,460

110	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/17 at 100.00	AA–	110,432

1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,010,690

3,955	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/23 at 100.00	N/R	3,806,213

970	Pevely, Missouri, Neighborhood Improvement District Bonds, Southern Heights Project, Series 2004, 5.250%, 3/01/24 – RAAI Insured	3/24 at 100.00	AA	971,610

570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	No Opt. Call	BBB	575,033

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
15,780	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	3,967,881
8,935	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	2,111,251

540	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	553,446

1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	6/17 at 100.00	A+	1,015,910

1,700	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	5/17 at 100.00	A	1,724,327

250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44	7/24 at 100.00	N/R	245,555

1,030	Saint Louis County Industrial Development Authority, Missouri, Transporation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 4.000%, 3/01/32	3/22 at 100.00	N/R	982,641

1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,937,044

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	697,560
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	666,690
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	632,660
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	602,650

4,300	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	4,321,027

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	No Opt. Call	N/R	660,205
1,600	5.500%, 11/01/27	No Opt. Call	N/R	1,600,416

1,850	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	No Opt. Call	N/R	1,851,739

	Wentzville School District R-04, Saint Charles County, Missouri, Certificates of Participation, Series 2015:
1,700	3.375%, 4/01/29	4/24 at 100.00	Aa3	1,678,410
600	3.500%, 4/01/32	4/24 at 100.00	Aa3	583,290
107,456	Total Tax Obligation/Limited			86,643,754

NUVEEN	59

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation – 2.7%

$665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	$755,593

2,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert–St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A–	2,209,280

3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	3,636,255

3,210	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	3,418,297

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A:
1,035	5.000%, 7/01/20 – AGM Insured	7/17 at 100.00	AA	1,057,801
2,000	5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA	2,043,400
12,410	Total Transportation			13,120,626

	U.S. Guaranteed – 11.0% (4)

2,025	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	A (4)	2,173,736

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	AA– (4)	272,643
200	5.125%, 6/01/24 (Pre-refunded 6/01/19)	6/19 at 100.00	AA– (4)	218,114
500	5.500%, 6/01/29 (Pre-refunded 6/01/19)	6/19 at 100.00	AA– (4)	549,875
4,170	5.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA– (4)	4,611,520

1,500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	1,591,890

	Columbia, Misouri, Special Obligation Electric Utility Improvement Bonds, Annual Appropriation Obligation, Series 2008A:
400	5.000%, 10/01/21 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	413,864
500	5.125%, 10/01/30 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	517,850

1,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/33 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	1,038,010

1,840	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	1,968,009

1,025	Kansas City Metropolitan Junior College District Certificates of Participation, Series 2008, 4.500%, 7/01/21 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (4)	1,047,130

515	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18 (ETM)	No Opt. Call	N/R (4)	532,500

500	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2008A, 5.750%, 5/01/38 (Pre-refunded 5/01/17)	5/17 at 100.00	AAA	510,375

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2007E, 5.125%, 4/01/25 (Pre-refunded 4/01/17)	4/17 at 100.00	A– (4)	1,014,410

1,185	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/17 (ETM)	No Opt. Call	N/R (4)	1,229,817

915	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	998,128

60	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$2,330	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	$2,565,749

2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke’s Health System, Series 2003B, 5.500%, 11/15/32 (Pre-refunded 11/15/18) – AGM Insured	11/18 at 100.00	AA (4)	2,166,460

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	991,370

1,800	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H, 0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,614,600

2,385	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H, .0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,077,955

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A:
365	4.875%, 2/01/18 (Pre-refunded 2/01/17)	2/17 at 100.00	BBB+ (4)	367,486
2,000	4.875%, 2/01/37 (Pre-refunded 2/01/17)	2/17 at 100.00	BBB+ (4)	2,013,620

3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39 (Pre-refunded 3/15/18)	3/18 at 100.00	AAA	3,165,180

5,820	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39 (Pre-refunded 11/15/18)	11/18 at 100.00	N/R (4)	6,306,783

2,025	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	2,217,152

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,015	5.250%, 3/01/25 (Pre-refunded 3/01/17) – AGM Insured	3/17 at 100.00	AA (4)	1,026,338
1,070	5.250%, 3/01/26 (Pre-refunded 3/01/17) – AGM Insured	3/17 at 100.00	AA (4)	1,081,952
625	5.250%, 3/01/27 (Pre-refunded 3/01/17) – AGM Insured	3/17 at 100.00	AA (4)	631,981

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 (Pre-refunded 4/01/17) – SYNCORA GTY Insured	4/17 at 100.00	A+ (4)	2,626,623

	Saint Joseph Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Sewerage System Improvements Project, Series 2007:
500	4.750%, 4/01/20 (Pre-refunded 4/01/17)	4/17 at 100.00	A+ (4)	506,620
390	4.750%, 4/01/21 (Pre-refunded 4/01/17)	4/17 at 100.00	A+ (4)	395,164

1,830	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/17 at 100.00	N/R (4)	2,072,567

3,290	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26 (Pre-refunded 3/01/19)	3/19 at 66.11	N/R (4)	2,093,855
51,560	Total U.S. Guaranteed			52,609,326

	Utilities – 5.8%

425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds – Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	468,656

1,500	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2016D, 4.000%, 6/01/41	6/26 at 100.00	A	1,449,900

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,629,901
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	1,923,515

NUVEEN	61

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,125	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2015A, 5.000%, 12/01/35	6/25 at 100.00	A2	$1,229,996

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,885	5.000%, 1/01/32	1/25 at 100.00	A	3,163,980
1,450	5.000%, 1/01/34	1/25 at 100.00	A	1,577,484

2,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	2,522,725

	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32	1/21 at 100.00	A2	2,355,716
2,000	5.000%, 1/01/37	1/21 at 100.00	A2	2,126,560

	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Refunding Series 2016A:
570	4.000%, 12/01/33 – BAM Insured	6/26 at 100.00	AA	586,359
245	4.000%, 12/01/35 – BAM Insured	6/26 at 100.00	AA	250,253
1,415	5.000%, 12/01/40	6/26 at 100.00	A2	1,544,656
3,000	4.000%, 12/01/41	6/26 at 100.00	A2	2,962,590

2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/31	8/25 at 100.00	AA+	2,071,120
26,370	Total Utilities			27,863,411

	Water and Sewer – 6.9%

725	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A, 3.375%, 1/01/26	1/20 at 100.00	A+	729,002

3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,093,660

1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,447,857

1,660	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	1,784,201

745	Jefferson County Consolidated Public Water Supply District C1, Missouri, Waterworks Revenue Bonds, Refunding Series 2010, 4.125%, 12/01/24	12/17 at 100.00	AA–	763,908

5,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 1/01/40	1/25 at 100.00	AA	5,058,500

2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA	2,129,160

500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	533,070

1,200	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2016, 4.000%, 7/01/31	7/22 at 100.00	A	1,211,040

4,665	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	5,192,518

2,000	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	2,178,760

470	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	7/23 at 100.00	Aaa	471,593

62	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$45	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	7/23 at 100.00	Aaa	$45,141

85	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	91,769

2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	2,072,194

	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refudning Series 2016B:
1,210	3.125%, 12/01/33	12/22 at 100.00	AA	1,107,682
1,000	3.250%, 12/01/34	12/22 at 100.00	AA	918,430
500	3.250%, 12/01/36	12/22 at 100.00	AA	452,560

	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refudning Series 2016C:
285	4.000%, 12/01/31 (WI/DD, Settling 12/22/16)	12/25 at 100.00	AA	289,714
1,465	5.000%, 12/01/32 (WI/DD, Settling 12/22/16)	12/25 at 100.00	AA	1,624,128

1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA	1,519,965

395	Warrenton, Missouri, Waterworks & Sewer System Revenue Bonds, Series 2014, 3.375%, 7/01/28 – BAM Insured	7/23 at 100.00	AA	396,039
31,890	Total Water and Sewer			33,110,891
$473,496	Total Long-Term Investments (cost 453,810,117)			466,371,613
	Other Assets Less Liabilities – 2.3%			11,047,754
	Net Assets – 100%			$477,419,367

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

NUVEEN	63

Nuveen Ohio Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.1%

	MUNICIPAL BONDS – 99.1%

	Consumer Staples – 2.8%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$17,315	5.125%, 6/01/24	6/17 at 100.00	B–	$15,167,592
1,000	5.875%, 6/01/47	6/17 at 100.00	B–	850,400
18,315	Total Consumer Staples			16,017,992

	Education and Civic Organizations – 6.7%

	Hamilton County, Ohio, Economic Development Revenue Bonds, King Highland Community Urban Redevelopment Corporation – University of Cincinnati, Lessee Project, Refunding Series 2015:
1,320	5.000%, 6/01/32 – BAM Insured	6/25 at 100.00	AA	1,447,235
2,680	5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	2,909,783

2,000	Kent State University, Ohio, University General Receipts Bonds, Series 2016, 5.000%, 5/01/21	No Opt. Call	Aa3	2,248,660

2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,776,403

1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,126,894

625	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	685,756

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Mount Union College, Series 2006, 5.000%, 10/01/31	No Opt. Call	Baa1	1,001,250

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,285,635
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,118,960

645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A+	687,570

1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 2016-XG0069, 15.312%, 12/01/43 (IF) (4)	12/01/22 at 100.00	A+	1,675,450

500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A3	538,900

2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A+	2,704,625

	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,413,824
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,567,500

1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,098,690

	Shawnee State University, Ohio, General Receipts Bonds, Series 2016:
1,120	5.000%, 6/01/28 – BAM Insured	6/26 at 100.00	AA	1,271,536
1,180	5.000%, 6/01/29 – BAM Insured	6/26 at 100.00	AA	1,330,096

64	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	$977,280

1,740	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016A, 5.000%, 6/01/30	6/26 at 100.00	AA–	1,997,972
34,910	Total Education and Civic Organizations			38,864,019

	Health Care – 13.5%

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
3,050	5.250%, 6/01/38	6/20 at 100.00	AA–	3,292,384
250	5.000%, 6/01/38	6/20 at 100.00	AA–	266,938

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22	11/20 at 100.00	A	841,688
4,140	5.500%, 11/01/40	11/20 at 100.00	A	4,605,791

850	Butler County, Ohio, Hospital Faciliteis Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	No Opt. Call	A+	926,322

1,600	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	1,663,248

10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	11,099,587

470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	529,671

120	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5,625%, 8/15/29	8/18 at 100.00	A3	126,910

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
400	5.000%, 11/15/38	11/18 at 100.00	AA	418,052
305	5.125%, 11/15/40	11/18 at 100.00	AA	319,311

3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,733,031

930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	990,013

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	AA–	7,467,110

750	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	A–	779,753

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	5/32 at 100.00	A–	2,274,200

2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	2,067,840

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	2,667,885

6,150	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	6,574,473

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105:
5,625	18.148%, 1/01/39 (IF)	1/19 at 100.00	Aa2	7,177,950
700	18.148%, 1/01/43 (IF)	1/18 at 100.00	Aa2	810,572

NUVEEN	65

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
$1,465	5.000%, 1/15/28	1/23 at 100.00	A	$1,621,491
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,830,844

	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28	12/18 at 100.00	A–	532,190
1,305	5.750%, 12/01/35	12/18 at 100.00	A–	1,390,517

1,630	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 5.000%, 2/15/32	2/26 at 100.00	A2	1,816,896

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,500	5.000%, 12/01/37	No Opt. Call	Baa3	3,567,200
5,500	5.000%, 12/01/42	No Opt. Call	Baa3	5,582,555
71,670	Total Health Care			77,974,422

	Housing/Multifamily – 1.5%

500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC – Bowling Green State University Project, Series 2010, 5.750%, 6/01/31	6/20 at 100.00	BBB–	528,545

795	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	5/17 at 100.00	N/R	720,167

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,873,211

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aa1	2,224,873

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,052,110
8,275	Total Housing/Multifamily			8,398,906

	Housing/Single Family – 0.1%

430	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	441,417

	Industrials – 1.6%

465	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/22 at 100.00	BBB+	468,069

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	B	3,252,935

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,587,492
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,792,770

1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	1,902,832
8,665	Total Industrials			9,004,098

	Long-Term Care – 0.8%

1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	1,612,126

66	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	$3,299,635
4,585	Total-Long Term Care			4,911,761

	Tax Obligation/General – 15.3%

1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	644,917

	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Classroom Facilities Construction & Improvement Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	Aa2	591,362
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	Aa2	460,248

300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	334,488

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	666,470

2,000	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016-1, 5.000%, 7/01/26	No Opt. Call	AAA	2,414,380

5,000	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016-3, 5.000%, 2/15/28	2/27 at 100.00	AAA	5,995,250

5,000	Columbus, Ohio, General Obligation Bonds, Series 2015A, 5.000%, 7/01/25	No Opt. Call	AAA	5,984,000

2,210	Columbus, Ohio, General Obligation Bonds, Various Purpose, Series 2014A, 5.000%, 2/15/18	No Opt. Call	AAA	2,314,511

580	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	AAA	603,125

	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
1,000	5.000%, 12/01/23	No Opt. Call	Aaa	1,185,840
450	5.000%, 12/01/24	No Opt. Call	Aaa	538,736

6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	7,080,540

4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31	12/25 at 100.00	AAA	4,905,436

1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	1,111,710

	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	304,685
850	0.000%, 12/01/30	No Opt. Call	Aa2	491,530

1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38	1/22 at 100.00	AA	1,101,900

1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	6/19 at 100.00	Aa1	756,722

755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	825,004

1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	1,881,407

230	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	250,189

NUVEEN	67

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	No Opt. Call	Baa2	$1,072,680

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	AA	2,509,805

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	855,000

1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA–	833,940

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	A1	1,415,978

275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	298,062

1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aaa	1,781,746

530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	A1	572,845

1,630	Northwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2015, 5.000%, 12/01/40	12/23 at 100.00	Aa2	1,812,772

925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	825,202

2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,278,060

2,895	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2016S, 5.000%, 5/01/19	No Opt. Call	AAA	3,139,917

5,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2016A, 5.000%, 12/15/24	No Opt. Call	AA+	5,915,700

5,345	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2016A, 5.000%, 8/01/25	No Opt. Call	AA+	6,336,337

1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,117,390

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obigation Bonds, School Facilities Construction & Improvement Series 2016:
1,000	5.000%, 12/01/38	6/26 at 100.00	AAA	1,122,950
1,875	5.000%, 12/01/41	6/26 at 100.00	AAA	2,097,488

	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
610	5.000%, 12/01/33	12/22 at 100.00	AA–	645,606
1,305	5.000%, 12/01/42	12/22 at 100.00	AA–	1,378,302

1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	1,906,154

3,435	Summit County, Ohio, General Obligation Bonds, Refunding, Various Purpose Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AAA	3,991,848

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA	512,000

4,925	Willoughby-Eastlake City School District, Ohio, General Obligation Bonds, School Improvement Series 2016, 5.000%, 12/01/46	12/25 at 100.00	Aa3	5,383,813
80,040	Total Tax Obligation/General			88,246,045

68	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 18.8%

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
$730	5.000%, 12/01/21	12/16 at 102.00	N/R	$745,469
950	5.000%, 12/01/25	12/16 at 102.00	N/R	969,893
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,184,723
1,790	5.000%, 12/01/35	12/16 at 102.00	N/R	1,813,449

	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27	10/23 at 100.00	AA	1,129,244
1,150	5.000%, 10/01/30	10/23 at 100.00	AA	1,295,705
1,205	5.000%, 10/01/31	10/23 at 100.00	AA	1,353,697

3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA	3,317,430

1,630	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	No Opt. Call	AA	1,634,124

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,487,528
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	1,741,200

	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	508,365
685	5.000%, 12/01/32	12/19 at 100.00	BBB	711,270
555	5.000%, 12/01/36	12/19 at 100.00	BBB	573,570

	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	Aa2	3,051,243
3,250	5.000%, 12/01/27	12/20 at 100.00	Aa2	3,612,213

	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,000	5.000%, 12/01/28	12/24 at 100.00	AAA	1,153,320
1,810	5.000%, 12/01/32	12/24 at 100.00	AAA	2,063,092
1,585	5.000%, 12/01/33	12/24 at 100.00	AAA	1,798,198
1,385	5.000%, 12/01/34	12/24 at 100.00	AAA	1,566,047
1,055	5.000%, 12/01/35	12/24 at 100.00	AAA	1,190,525

1,700	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,781,974

2,940	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/38	12/25 at 100.00	Aa1	3,266,046

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
245	5.000%, 12/01/26	12/17 at 100.00	Aaa	253,764
210	5.000%, 12/01/27	12/17 at 100.00	Aaa	217,300

10,345	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aaa	11,596,226

1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AAA	1,983,518

	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
1,050	5.000%, 12/01/32	12/25 at 100.00	AAA	1,191,551
1,105	5.000%, 12/01/33	12/25 at 100.00	AAA	1,247,523

NUVEEN	69

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,250	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A, 5.000%, 12/01/30	12/26 at 100.00	AA–	$2,549,025

	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A1	356,840
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	2,167,803
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,149,593

	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A1	1,388,412
5,375	5.000%, 12/01/31	12/21 at 100.00	A1	5,928,733

26,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	29,183,629

	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	307,836
855	0.000%, 9/01/28	No Opt. Call	Aa2	581,178
2,635	5.000%, 9/01/31	9/19 at 100.00	Aa2	2,821,927

1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	A1	1,226,753

2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.000%, 12/01/31 – AGM Insured	No Opt. Call	AA	2,015,060

400	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	410,176

	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,597,316
800	5.000%, 12/01/24	12/22 at 100.00	AA+	904,680

	Riversouth Authority, Ohio, Scioto Peninsula Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Series 2016:
1,000	5.000%, 12/01/28	12/25 at 100.00	AA+	1,151,290
1,000	5.000%, 12/01/29	12/25 at 100.00	AA+	1,144,390
102,195	Total Tax Obligation/Limited			109,322,848

	Transportation – 7.6%

	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29	No Opt. Call	A–	7,628,040
1,000	5.000%, 1/01/30	1/22 at 100.00	A–	1,083,360
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	3,742,629

	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015:
3,500	5.000%, 12/31/35 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,744,160
3,500	5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,718,050
7,725	5.000%, 6/30/53 (Alternative Minimum Tax)	6/25 at 100.00	A–	8,042,189

11,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA	13,039,508

2,450	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,721,901
39,625	Total Transportation			43,719,837

70	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 11.0% (5)

	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
$945	5.000%, 2/15/31 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	$989,746
4,705	5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	4,941,897

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (5)	1,088,790

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	4,534,165

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	Aa2 (5)	1,057,450

1,000	Columbus Regional Airport Authority, Ohio, Revenue Bonds, Refunding Series 2007, 5.000%, 1/01/28 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA– (5)	1,003,600

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
1,970	5.000%, 12/01/26 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	2,051,460
1,790	5.000%, 12/01/27 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	1,864,017

3,160	Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/28 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	3,290,666

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2 (5)	3,303,600
3,000	5.250%, 11/01/40 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2 (5)	3,324,960

3,180	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2008A, 5.000%, 11/01/40 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (5)	3,410,232

400	Gahanna, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – NPFG Insured	12/17 at 100.00	AA+ (5)	416,540

1,000	Greene County, Ohio, General Obligation Bonds, General Infrastructure Series 2007, 5.250%, 12/01/26 (Pre-refunded 12/01/17) – AMBAC Insured	12/17 at 100.00	Aa1 (5)	1,043,840

400	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities Project, Refunding Series 2006A, 5.000%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	BBB (5)	401,396

1,000	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.375%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	1,083,170

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 (Pre-refunded 6/01/17) – CIFG Insured	6/17 at 100.00	AA (5)	2,551,875

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,905,383
1,100	5.125%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,201,046

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 (Pre-refunded 12/01/17) – FGIC Insured	12/17 at 100.00	Aa2 (5)	1,796,329

630	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C 5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	NA (5)	677,741

5,600	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 4.750%, 12/01/47 (Pre-refunded 12/01/17) – SYNCORA GTY Insured	12/17 at 100.00	A (5)	5,815,768

NUVEEN	71

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$865	Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 (Pre-refunded 12/01/17) – AMBAC Insured	12/17 at 100.00	Aa3 (5)	$900,586

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aa1 (5)	1,021,070

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/36 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa3 (5)	1,080,700

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32 (Pre-refunded 12/01/19)	12/19 at 100.00	A+ (5)	2,222,968

500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa1 (5)	542,400

125	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	125,019

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	560,698

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2007, 5.000%, 12/01/35 (Pre-refunded 6/01/17) – SYNCORA GTY Insured	6/17 at 100.00	A+ (5)	1,021,070

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,633,185

600	Saint Marys City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.000%, 12/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	Aa2 (5)	634,752

800	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2008, 5.750%, 2/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	A2 (5)	844,768

1,300	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 (Pre-refunded 6/01/17) – AGC Insured	6/17 at 100.00	AA (5)	1,328,470

735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquisition & Improvement Series 2010, 5.250%, 12/01/37 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1 (5)	838,459

	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009:
690	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	753,383
310	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa3 (5)	338,477

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (5)	2,151,120
60,180	Total U.S. Guaranteed			63,750,796

	Utilities – 4.8%

7,500	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Green Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A	8,102,550

	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
55	5.000%, 2/15/31	2/18 at 100.00	A1	57,003
295	5.250%, 2/15/43	2/18 at 100.00	A1	306,183

1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,611,510

72	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
$4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	AA–	$2,256,904
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	AA–	2,085,380
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	AA–	2,862,525

2,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38 (Mandatory put 12/01/19)	12/19 at 100.00	BBB+	3,035,956

500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	B	239,675

5,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	2,395,250

4,420	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,772,407
36,310	Total Utilities			27,725,343

	Water and Sewer – 14.6%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	A3	1,460,612

1,730	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	1,955,142

4,310	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/41 (WI/DD, Settling 12/06/16)	12/26 at 100.00	AAA	4,854,741

	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
1,500	5.000%, 1/01/24	1/22 at 100.00	Aa2	1,697,175
775	5.000%, 1/01/26	1/22 at 100.00	Aa2	870,527
1,000	5.000%, 1/01/27	1/22 at 100.00	Aa2	1,117,670

8,740	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	9,456,330

2,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	2,725,109

	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2015:
8,065	5.000%, 6/01/30	6/26 at 100.00	AA+	9,353,948
6,750	5.000%, 6/01/32	6/26 at 100.00	AA+	7,786,665

450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	478,832

1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	A1	1,931,069

1,000	Marysville, Ohio, Water System Mortgage Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/38	12/25 at 100.00	Aa3	1,005,260

8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38	5/23 at 100.00	AA+	9,401,850

3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2015-XF0225, 16.624%, 11/15/43 (IF)	5/15/23 at 100.00	AA+	4,397,625

2,975	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Series 2016, 5.000%, 6/01/29	12/26 at 100.00	AAA	3,526,416

NUVEEN	73

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2016B:
$2,780	5.000%, 12/01/33	12/26 at 100.00	AAA	$3,220,936
3,895	5.000%, 12/01/34	12/26 at 100.00	AAA	4,494,713

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1	1,538,110
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1	1,612,927

3,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/22	No Opt. Call	AAA	3,508,336

5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2016A, 5.000%, 6/01/26	No Opt. Call	AAA	5,977,950

2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,289,752
73,980	Total Water and Sewer			84,661,695
$539,180	Total Long-Term Investments (cost $560,201,995)			573,039,179
	Other Assets Less Liabilities – 0.9%			5,159,773
	Net Assets – 100%			$578,198,952

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

74	NUVEEN

Nuveen Wisconsin Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.9%

	Consumer Staples – 2.6%

$785	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	N/R	$778,838

720	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	6/17 at 100.00	N/R	720,194

500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/42 at 100.00	B+	466,020

315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	330,923

1,110	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/42 at 100.00	B–	1,031,201
3,430	Total Consumer Staples			3,327,176

	Education and Civic Organizations – 4.0%

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
300	5.000%, 10/01/28	10/19 at 100.00	AAA	326,922
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,088,790

1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BB+	1,074,800

1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,331,629

1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 (WI/DD, Settling 8/22/16) – AMBAC Insured	2/17 at 100.00	BBB	1,000,230

250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2016, 5.000%, 7/01/39	7/26 at 100.00	Baa2	265,133
4,850	Total Education and Civic Organizations			5,087,504

	Health Care – 7.4%

440	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	BBB	450,934

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc. Obligated Group, Refunding Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	A+	1,072,940

810	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A, 5.250%, 8/15/34	8/23 at 100.00	BBB–	843,834

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
250	5.000%, 12/01/23	No Opt. Call	A+	289,398
1,500	4.000%, 12/01/35	6/24 at 100.00	A+	1,511,625

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118:
1,000	16.367%, 4/01/34 (IF) (4)	4/19 at 100.00	AA–	1,182,720
250	12.366%, 4/01/42 (IF) (4)	10/22 at 100.00	AA–	240,520

NUVEEN	75

Nuveen Wisconsin Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
$585	5.000%, 2/15/26	No Opt. Call	A–	$650,245
890	5.000%, 2/15/40	2/22 at 100.00	A–	945,171

10	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic Inc., Refunding Series 2016, 5.000%, 2/15/30	8/25 at 100.00	A3	11,109

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	1,068,240

1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB+	1,071,810
8,735	Total Health Care			9,338,546

	Housing/Multifamily – 8.2%

2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,028,680

1,750	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB–	1,787,800

1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,469,866

2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds,Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	No Opt. Call	A	2,104,560

970	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/27 at 100.00	AA	970,572

2,125	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2015A, 4.125%, 11/01/46	5/25 at 100.00	AA	2,080,205
10,225	Total Housing/Multifamily			10,441,683

	Industrials – 1.4%

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
545	5.000%, 12/01/19	No Opt. Call	B	544,172
420	5.500%, 12/01/22	12/18 at 100.00	B	414,859
65	5.250%, 12/01/25	12/23 at 100.00	B	63,122

465	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	N/R	463,326

300	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	304,896
1,795	Total Industrials			1,790,375

	Long-Term Care – 7.3%

1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,023,820

500	Winnebago County Housing Authority, Wisconsin, Revenue Bonds, Lutheran Homes of Oshkosh, Inc. Project, Refunding Series 2015A, 4.450%, 3/01/30	3/20 at 101.00	N/R	491,695

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	BBB+	1,831,970

76	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$185	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2015B, 5.000%, 9/15/37	9/22 at 100.00	N/R	$191,566

1,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	1,724,415

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	1,973,280

2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,018,940
9,085	Total Long-Term Care			9,255,686

	Materials – 1.1%

1,385	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,458,225

	Tax Obligation/Limited – 40.2%

650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	662,968

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,028,650
500	3.700%, 9/01/21	9/18 at 100.00	A1	510,730

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2012:
100	1.850%, 9/01/18	No Opt. Call	A1	100,406
500	2.750%, 9/01/22	9/20 at 100.00	A1	504,320

2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	A	2,769,750

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,049,800
350	5.250%, 1/01/36	1/22 at 100.00	A	368,134
2,190	5.125%, 1/01/42	1/22 at 100.00	A	2,285,900

	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BBB+	1,128,840
845	5.000%, 12/01/34	12/26 at 100.00	BBB+	921,380
1,205	5.000%, 12/01/46	12/26 at 100.00	BBB+	1,298,388

1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB	772,910

1,250	Kaukauna Redevelopment Authority, Outagamie and Calumet Counties, Wisconsin, Redevelopment Lease Revenue Bonds, Series 2015, 4.125%, 6/01/40	6/25 at 100.00	A+	1,244,413

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29 (Alternative Minimum Tax)	6/29 at 100.00	A1	677,336

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	A1	1,312,662

	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2016A:
800	5.000%, 11/15/30 (WI/DD, Settling 12/01/16)	11/26 at 100.00	A+	890,168
500	5.000%, 11/15/31 (WI/DD, Settling 12/01/16)	11/26 at 100.00	A+	555,470
550	5.000%, 11/15/32 (WI/DD, Settling 12/01/16)	11/26 at 100.00	A+	607,635

NUVEEN	77

Nuveen Wisconsin Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$220	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A, 4.625%, 12/01/28	12/18 at 100.00	A2	$231,385

280	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A, 4.625%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R	299,085

	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
670	5.500%, 2/01/21	No Opt. Call	AA–	725,195
2,500	6.500%, 2/01/31	2/19 at 102.00	AA–	2,752,825

500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	7/31 at 100.00	CC	494,370

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A2	402,004
300	4.350%, 3/01/22	3/17 at 100.00	A2	301,173
280	4.500%, 3/01/24	3/17 at 100.00	A2	280,997
520	4.600%, 3/01/27	3/17 at 100.00	A2	521,596

1,935	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–	2,266,814

2,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	2,387,610

	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A:
1,000	5.250%, 10/01/21	No Opt. Call	A2	1,002,660
1,230	4.700%, 10/01/21	No Opt. Call	A2	1,233,407

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	No Opt. Call	A2	1,001,730

	Wisconsin Center District, Appropiation Revenue Bonds, Milwaukee Arena Project, Series 2016:
2,500	5.000%, 12/15/30	6/26 at 100.00	A1	2,819,224
2,500	5.000%, 12/15/31	6/26 at 100.00	A1	2,806,249

4,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Milwaukee Arena Project, Senior Series 2016A, 0.000%, 12/15/39 – AGM Insured	6/26 at 60.88	AA	1,496,400

	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
3,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	4,581,275
865	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	983,929

	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	A3	806,815
2,170	5.000%, 12/15/28	12/22 at 100.00	A3	2,356,164

	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A:
2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	1,393,039
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,148,192
51,785	Total Tax Obligation/Limited			50,981,998

	Transportation – 4.8%

1,500	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.750%, 10/01/43 – AGM Insured	10/23 at 100.00	AA	1,706,475

600	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	BB–	632,982

78	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$500	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	1/19 at 100.00	N/R	$501,165

580	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/21 (Alternative Minimum Tax)	No Opt. Call	BB–	629,723

130	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Mandatory put 8/01/21) (Pre-refunded N/A) (Alternative Minimum Tax)	8/21 at 100.00	BB	132,116

435	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	465,215

610	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	664,064

1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,015,330

355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	381,231
5,710	Total Transportation			6,128,301

	U.S. Guaranteed – 10.8% (5)

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (5)	1,158,880

	Guam Government, General Obligation Bonds, Series 2007A:
1,000	5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (5)	1,039,130
500	5.125%, 11/15/27 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (5)	520,160

	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29 (Pre-refunded 2/15/19)	2/19 at 100.00	A3 (5)	1,252,488
2,550	5.875%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A3 (5)	2,797,961

1,000	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A, 4.750%, 12/01/32 (Pre-refunded 12/01/18)	12/18 at 100.00	A2 (5)	1,070,620

900	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/18 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	977,517

1,220	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,397,888

665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/22 (ETM)	No Opt. Call	A (5)	772,112

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	1,166,920

1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (5)	1,569,807
12,335	Total U.S. Guaranteed			13,723,483

	Utilities – 4.7%

995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 0.000%, 4/01/41	No Opt. Call	B	476,963

NUVEEN	79

Nuveen Wisconsin Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	$1,518,853

860	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	B	412,241

1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	479,050

265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 0.000%, 12/01/40	No Opt. Call	B	127,033

370	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	409,938

1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	BB–	1,132,236

1,250	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	A1	1,376,925
7,315	Total Utilities			5,933,239

	Water and Sewer – 5.4%

1,700	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,796,611

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	1,089,080

3,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	4,019,826
6,440	Total Water and Sewer			6,905,517
$123,090	Total Long-Term Investments (cost $124,076,505)			124,371,733
	Other Assets Less Liabilities – 2.1%			2,685,040
	Net Assets – 100%			$127,056,773

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

80	NUVEEN

Statement of

Assets and Liabilities	November 30, 2016 (Unaudited)

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $241,344,001, $370,692,064, $202,531,685, $453,810,117, $560,201,995 and $124,076,505, respectively)	$245,391,952	$381,123,613	$205,528,732	$466,371,613	$573,039,179	$124,371,733
Cash	2,558,581	—	2,430,843	—	—	4,249,671
Receivable for:
Interest	3,370,390	5,706,716	2,300,242	5,758,651	10,333,683	1,882,020
Investments sold	26,461	15,000	—	8,795,716	10,744,574	5,000
Shares sold	261,777	209,693	377,723	664,582	1,060,375	286,767
Other assets	6,193	79,601	50,392	44,569	98,338	11,239
Total assets	251,615,354	387,134,623	210,687,932	481,635,131	595,276,149	130,806,430
Liabilities
Cash overdraft	—	1,689,889	—	171,043	7,134,864	—
Floating rate obligations	9,420,000	5,650,000	4,700,000	—	—	—
Payable for:
Dividends	117,393	157,897	150,210	495,654	433,992	89,469
Investments purchased	1,021,389	—	—	1,913,842	6,090,658	3,114,498
Shares redeemed	741,708	563,732	1,084,416	1,213,534	2,820,698	414,593
Accrued expenses:
Management fees	101,986	158,429	87,164	205,200	243,313	54,565
Trustees fees	2,599	77,749	41,039	42,133	98,671	1,336
12b-1 distribution and service fees	60,203	81,701	39,910	68,313	102,534	23,195
Other	75,913	102,464	74,611	106,045	152,467	52,001
Total liabilities	11,541,191	8,481,861	6,177,350	4,215,764	17,077,197	3,749,657
Net assets	$240,074,163	$378,652,762	$204,510,582	$477,419,367	$578,198,952	$127,056,773
Class A Shares
Net assets	$147,642,308	$287,360,429	$114,780,448	$207,211,723	$298,099,193	$60,740,382
Shares outstanding	13,997,179	26,783,632	10,203,202	18,733,556	26,616,506	5,852,696
Net asset value (“NAV”) per share	$10.55	$10.73	$11.25	$11.06	$11.20	$10.38
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.01	$11.20	$11.74	$11.54	$11.69	$10.84
Class C Shares
Net assets	$14,149,778	$8,419,540	$9,876,465	$18,266,170	$21,795,095	$6,792,250
Shares outstanding	1,344,327	785,141	880,404	1,658,041	1,956,551	654,539
NAV and offering price per share	$10.53	$10.72	$11.22	$11.02	$11.14	$10.38
Class C2 Shares
Net assets	$37,385,852	$41,685,833	$18,943,357	$25,529,118	$51,831,172	$11,270,955
Shares outstanding	3,549,309	3,886,862	1,687,801	2,315,278	4,643,605	1,085,505
NAV and offering price per share	$10.53	$10.72	$11.22	$11.03	$11.16	$10.38
Class I Shares
Net assets	$40,896,225	$41,186,960	$60,910,312	$226,412,356	$206,473,492	$48,253,186
Shares outstanding	3,860,937	3,840,175	5,419,813	20,484,032	18,497,522	4,638,291
NAV and offering price per share	$10.59	$10.73	$11.24	$11.05	$11.16	$10.40
Net assets consist of:
Capital paid-in	$240,148,174	$375,356,895	$200,989,452	$467,384,480	$568,287,774	$130,847,973
Undistributed (Over-distribution of) net investment income	510,199	177,340	32,779	1,481,563	346,099	18,243
Accumulated net realized gain (loss)	(4,632,161)	(7,313,022)	491,304	(4,008,172)	(3,272,105)	(4,104,671)
Net unrealized appreciation (depreciation)	4,047,951	10,431,549	2,997,047	12,561,496	12,837,184	295,228
Net assets	$240,074,163	$378,652,762	$204,510,582	$477,419,367	$578,198,952	$127,056,773
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

NUVEEN	81

Statement of

Operations	Six Months Ended November 30, 2016 (Unaudited)

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$5,049,721	$8,127,433	$4,030,816	$10,575,441	$11,661,971	$2,489,337
Expenses
Management fees	616,691	976,060	525,827	1,274,149	1,500,632	323,377
12b-1 service fees – Class A Shares	152,119	302,302	120,086	219,898	313,506	60,834
12b-1 distribution and service fees – Class C Shares	66,293	38,476	48,759	89,456	102,145	31,784
12b-1 distribution and service fees – Class C2 Shares	150,573	166,870	76,285	103,351	211,086	46,321
Shareholder servicing agent fees	44,883	61,256	46,976	69,898	124,296	26,982
Interest expense	56,428	31,213	27,585	10,155	—	—
Custodian fees	25,941	32,892	24,151	41,741	44,155	19,672
Trustees fees	3,548	5,688	2,981	7,379	8,787	1,929
Professional fees	20,032	24,333	18,990	26,846	29,614	16,849
Shareholder reporting expenses	14,084	18,879	13,954	15,240	25,991	8,535
Federal and state registration fees	4,533	4,615	6,051	6,661	5,632	8,463
Other	7,590	8,994	5,250	11,543	11,865	4,401
Total expenses	1,162,715	1,671,578	916,895	1,876,317	2,377,709	549,147
Net Investment Income (loss)	3,887,006	6,455,855	3,113,921	8,699,124	9,284,262	1,940,190
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	26,525	522,716	441,008	1,571,321	9,062	138,298
Change in net unrealized appreciation (depreciation) of investments	(12,993,006)	(18,083,614)	(11,456,892)	(25,641,570)	(35,069,600)	(7,859,357)
Net realized and unrealized gain (loss)	(12,966,481)	(17,560,898)	(11,015,884)	(24,070,249)	(35,060,538)	(7,721,059)
Net increase (decrease) in net assets from operations	$(9,079,475)	$(11,105,043)	$(7,901,963)	$(15,371,125)	$(25,776,276)	$(5,780,869)

See accompanying notes to financial statements.

82	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Kansas		Kentucky
	Six Months Ended 11/30/16	Year Ended 5/31/16	Six Months Ended 11/30/16	Year Ended 5/31/16
Operations
Net investment income (loss)	$3,887,006	$7,463,164	$6,455,855	$13,325,880
Net realized gain (loss) from:
Investments	26,525	708,662	522,716	614,770
Swaps	—	—	—	51,231
Change in net unrealized appreciation (depreciation) of:
Investments	(12,993,006)	3,011,740	(18,083,614)	4,348,350
Swaps	—	—	—	(44,037)
Net increase (decrease) in net assets from operations	(9,079,475)	11,183,566	(11,105,043)	18,296,194
Distributions to Shareholders
From net investment income:
Class A Shares	(2,711,222)	(4,972,440)	(5,403,886)	(10,684,975)
Class C Shares	(183,714)	(231,490)	(106,620)	(141,034)
Class C2 Shares	(608,886)	(1,296,566)	(677,132)	(1,395,496)
Class I Shares	(731,093)	(1,109,495)	(714,734)	(1,068,650)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,234,915)	(7,609,991)	(6,902,372)	(13,290,155)
Fund Share Transactions
Proceeds from sale of shares	27,433,584	41,608,532	27,377,419	33,625,918
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,497,411	6,233,063	5,970,285	11,364,025
	30,930,995	47,841,595	33,347,704	44,989,943
Cost of shares redeemed	(12,588,268)	(22,607,747)	(21,808,152)	(38,430,048)
Net increase (decrease) in net assets from Fund share transactions	18,342,727	25,233,848	11,539,552	6,559,895
Net increase (decrease) in net assets	5,028,337	28,807,423	(6,467,863)	11,565,934
Net assets at the beginning of period	235,045,826	206,238,403	385,120,625	373,554,691
Net assets at the end of period	$240,074,163	$235,045,826	$378,652,762	$385,120,625
Undistributed (Over-distribution of) net investment income at the end of period	$510,199	$858,108	$177,340	$623,857

See accompanying notes to financial statements.

NUVEEN	83

Statement of Changes in Net Assets (Unaudited) (continued)

	Michigan		Missouri
	Six Months Ended 11/30/16	Year Ended 5/31/16	Six Months Ended 11/30/16	Year Ended 5/31/16
Operations
Net investment income (loss)	$3,113,921	$5,917,593	$8,699,124	$16,601,684
Net realized gain (loss) from:
Investments	441,008	1,430	1,571,321	460,816
Swaps	—	38,550	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(11,456,892)	4,775,601	(25,641,570)	11,580,141
Swaps	—	(32,917)	—	—
Net increase (decrease) in net assets from operations	(7,901,963)	10,700,257	(15,371,125)	28,642,641
Distributions to Shareholders
From net investment income:
Class A Shares	(1,877,587)	(3,737,740)	(3,562,094)	(7,588,548)
Class C Shares	(113,736)	(149,273)	(220,919)	(279,380)
Class C2 Shares	(264,385)	(618,278)	(377,197)	(885,702)
Class I Shares	(960,855)	(1,447,312)	(4,113,618)	(7,926,099)
From accumulated net realized gains:
Class A Shares	—	(320,513)	—	—
Class C Shares	—	(16,030)	—	—
Class C2 Shares	—	(62,101)	—	—
Class I Shares	—	(112,417)	—	—
Decrease in net assets from distributions to shareholders	(3,216,563)	(6,463,664)	(8,273,828)	(16,679,729)
Fund Share Transactions
Proceeds from sale of shares	29,248,041	43,077,124	47,597,816	94,030,823
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,273,917	4,599,335	5,238,001	10,435,462
	31,521,958	47,676,459	52,835,817	104,466,285
Cost of shares redeemed	(11,867,688)	(22,953,297)	(45,429,158)	(62,795,813)
Net increase (decrease) in net assets from Fund share transactions	19,654,270	24,723,162	7,406,659	41,670,472
Net increase (decrease) in net assets	8,535,744	28,959,755	(16,238,294)	53,633,384
Net assets at the beginning of period	195,974,838	167,015,083	493,657,661	440,024,277
Net assets at the end of period	$204,510,582	$195,974,838	$477,419,367	$493,657,661
Undistributed (Over-distribution of) net investment income at the end of period	$32,779	$135,421	$1,481,563	$1,056,267

See accompanying notes to financial statements.

84	NUVEEN

	Ohio		Wisconsin
	Six Months Ended 11/30/16	Year Ended 5/31/16	Six Months Ended 11/30/16	Year Ended 5/31/16
Operations
Net investment income (loss)	$9,284,262	$18,602,776	$1,940,190	$3,540,565
Net realized gain (loss) from:
Investments	9,062	811,744	138,298	(275,392)
Swaps	—	123,332	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(35,069,600)	16,288,741	(7,859,357)	2,571,902
Swaps	—	(105,104)	—	—
Net increase (decrease) in net assets from operations	(25,776,276)	35,721,489	(5,780,869)	5,837,075
Distributions to Shareholders
From net investment income:
Class A Shares	(4,742,976)	(10,176,828)	(966,533)	(1,931,657)
Class C Shares	(228,225)	(265,719)	(76,628)	(94,167)
Class C2 Shares	(698,664)	(1,694,126)	(162,945)	(387,551)
Class I Shares	(3,503,281)	(6,935,792)	(798,934)	(1,209,700)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(9,173,146)	(19,072,465)	(2,005,040)	(3,623,075)
Fund Share Transactions
Proceeds from sale of shares	67,776,744	83,858,692	23,172,183	30,940,836
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,492,995	13,297,112	1,481,274	2,692,108
	74,269,739	97,155,804	24,653,457	33,632,944
Cost of shares redeemed	(43,947,489)	(61,150,080)	(7,649,859)	(15,822,159)
Net increase (decrease) in net assets from Fund share transactions	30,322,250	36,005,724	17,003,598	17,810,785
Net increase (decrease) in net assets	(4,627,172)	52,654,748	9,217,689	20,024,785
Net assets at the beginning of period	582,826,124	530,171,376	117,839,084	97,814,299
Net assets at the end of period	$578,198,952	$582,826,124	$127,056,773	$117,839,084
Undistributed (Over-distribution of) net investment income at the end of period	$346,099	$234,983	$18,243	$83,093

See accompanying notes to financial statements.

NUVEEN	85

Financial

Highlights (Unaudited)

Kansas

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2017(g)	$11.13	$0.18	$(0.56)	$(0.38)	$(0.20)	$—	$(0.20)	$10.55
2016	10.95	0.39	0.19	0.58	(0.40)	—	(0.40)	11.13
2015	10.86	0.41	0.09	0.50	(0.41)	—	(0.41)	10.95
2014	11.08	0.42	(0.25)	0.17	(0.39)	—	(0.39)	10.86
2013	11.21	0.40	(0.05)	0.35	(0.40)	(0.08)	(0.48)	11.08
2012	10.37	0.44	0.83	1.27	(0.43)	—	(0.43)	11.21
Class C (02/14)
2017(g)	11.11	0.14	(0.57)	(0.43)	(0.15)	—	(0.15)	10.53
2016	10.93	0.31	0.19	0.50	(0.32)	—	(0.32)	11.11
2015	10.85	0.32	0.08	0.40	(0.32)	—	(0.32)	10.93
2014(e)	10.49	0.05	0.41	0.46	(0.10)	—	(0.10)	10.85
Class C2 (02/97)(f)
2017(g)	11.12	0.15	(0.57)	(0.42)	(0.17)	—	(0.17)	10.53
2016	10.94	0.33	0.19	0.52	(0.34)	—	(0.34)	11.12
2015	10.85	0.35	0.09	0.44	(0.35)	—	(0.35)	10.94
2014	11.06	0.36	(0.24)	0.12	(0.33)	—	(0.33)	10.85
2013	11.20	0.34	(0.06)	0.28	(0.34)	(0.08)	(0.42)	11.06
2012	10.36	0.37	0.84	1.21	(0.37)	—	(0.37)	11.20
Class I (02/97)
2017(g)	11.18	0.19	(0.57)	(0.38)	(0.21)	—	(0.21)	10.59
2016	11.00	0.42	0.19	0.61	(0.43)	—	(0.43)	11.18
2015	10.91	0.44	0.08	0.52	(0.43)	—	(0.43)	11.00
2014	11.13	0.44	(0.25)	0.19	(0.41)	—	(0.41)	10.91
2013	11.26	0.42	(0.04)	0.38	(0.43)	(0.08)	(0.51)	11.13
2012	10.42	0.46	0.83	1.29	(0.45)	—	(0.45)	11.26

86	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.50)%	$147,642	0.85	%*	0.80	%*	3.28	%*	10%
5.40	147,980	0.84		0.81		3.58		11
4.63	132,391	0.84		0.81		3.77		8
1.72	132,188	0.86		0.83		4.00		15
3.13	166,022	0.84		0.81		3.53		10
12.43	151,334	0.86		0.83		4.03		36

(3.89)	14,150	1.65	*	1.60	*	2.47	*	10
4.62	11,291	1.64		1.61		2.78		11
3.75	5,758	1.64		1.61		2.91		8
4.37	1,177	1.66	*	1.63	*	3.08	*	15

(3.85)	37,386	1.40	*	1.35	*	2.74	*	10
4.84	40,611	1.39		1.36		3.03		11
4.07	42,760	1.39		1.36		3.23		8
1.24	48,520	1.41		1.38		3.45		15
2.50	63,429	1.39		1.36		2.98		10
11.86	52,451	1.40		1.37		3.47		36

(3.47)	40,896	0.65	*	0.60	*	3.48	*	10
5.61	35,164	0.64		0.61		3.79		11
4.84	25,330	0.64		0.61		3.96		8
1.95	16,106	0.66		0.63		4.19		15
3.34	20,126	0.64		0.61		3.73		10
12.62	14,368	0.65		0.62		4.22		36

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	87

Financial Highlights (Unaudited) (continued)

Kentucky

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2017(g)	$11.24	$0.19	$(0.50)	$(0.31)	$(0.20)	$—	$(0.20)	$10.73
2016	11.09	0.40	0.15	0.55	(0.40)	—	(0.40)	11.24
2015	11.11	0.41	(0.03)	0.38	(0.40)	—	(0.40)	11.09
2014	11.30	0.42	(0.21)	0.21	(0.40)	—	(0.40)	11.11
2013	11.40	0.42	(0.09)	0.33	(0.43)	—	(0.43)	11.30
2012	10.69	0.46	0.70	1.16	(0.45)	—	(0.45)	11.40
Class C (02/14)
2017(g)	11.23	0.14	(0.49)	(0.35)	(0.16)	—	(0.16)	10.72
2016	11.08	0.31	0.15	0.46	(0.31)	—	(0.31)	11.23
2015	11.11	0.32	(0.04)	0.28	(0.31)	—	(0.31)	11.08
2014(e)	10.83	0.04	0.34	0.38	(0.10)	—	(0.10)	11.11
Class C2 (10/93)(f)
2017(g)	11.23	0.16	(0.50)	(0.34)	(0.17)	—	(0.17)	10.72
2016	11.08	0.34	0.15	0.49	(0.34)	—	(0.34)	11.23
2015	11.11	0.35	(0.04)	0.31	(0.34)	—	(0.34)	11.08
2014	11.30	0.36	(0.21)	0.15	(0.34)	—	(0.34)	11.11
2013	11.40	0.36	(0.09)	0.27	(0.37)	—	(0.37)	11.30
2012	10.70	0.39	0.71	1.10	(0.40)	—	(0.40)	11.40
Class I (02/97)
2017(g)	11.23	0.20	(0.49)	(0.29)	(0.21)	—	(0.21)	10.73
2016	11.09	0.42	0.15	0.57	(0.43)	—	(0.43)	11.23
2015	11.11	0.43	(0.02)	0.41	(0.43)	—	(0.43)	11.09
2014	11.30	0.44	(0.20)	0.24	(0.43)	—	(0.43)	11.11
2013	11.40	0.45	(0.10)	0.35	(0.45)	—	(0.45)	11.30
2012	10.70	0.48	0.70	1.18	(0.48)	—	(0.48)	11.40

88	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.81)%	$287,360	0.80	%*	0.78	%*	3.35	%*	6%
5.05	300,288	0.80		0.79		3.62		10
3.46	297,982	0.80		0.79		3.68		7
2.14	309,200	0.80		0.79		3.87		12
2.78	370,392	0.78		0.77		3.71		11
11.10	360,084	0.80		0.80		4.12		16

(3.20)	8,420	1.60	*	1.58	*	2.54	*	6
4.22	6,660	1.59		1.58		2.78		10
2.57	3,916	1.59		1.58		2.82		7
3.49	814	1.60	*	1.59	*	2.83	*	12

(3.07)	41,686	1.35	*	1.33	*	2.80	*	6
4.50	44,816	1.35		1.34		3.07		10
2.82	47,090	1.35		1.34		3.14		7
1.66	53,886	1.35		1.34		3.32		12
2.16	72,984	1.33		1.32		3.15		11
10.44	63,378	1.35		1.35		3.56		16

(2.61)	41,187	0.60	*	0.58	*	3.55	*	6
5.19	33,356	0.60		0.59		3.81		10
3.69	24,566	0.60		0.59		3.88		7
2.36	15,477	0.60		0.59		4.07		12
3.00	20,609	0.58		0.57		3.90		11
11.24	15,992	0.60		0.60		4.30		16
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	89

Financial Highlights (Unaudited) (continued)

Michigan

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2017(g)	$11.85	$0.18	$(0.59)	$(0.41)	$(0.19)	$—	$(0.19)	$11.25
2016	11.57	0.40	0.31	0.71	(0.40)	(0.03)	(0.43)	11.85
2015	11.59	0.42	0.07	0.49	(0.44)	(0.07)	(0.51)	11.57
2014	11.77	0.46	(0.17)	0.29	(0.45)	(0.02)	(0.47)	11.59
2013	11.77	0.45	— **	0.45	(0.45)	—	(0.45)	11.77
2012	11.08	0.47	0.67	1.14	(0.45)	—	(0.45)	11.77
Class C (02/14)
2017(g)	11.82	0.13	(0.59)	(0.46)	(0.14)	—	(0.14)	11.22
2016	11.55	0.30	0.31	0.61	(0.31)	(0.03)	(0.34)	11.82
2015	11.57	0.31	0.09	0.40	(0.35)	(0.07)	(0.42)	11.55
2014(e)	11.22	0.03	0.43	0.46	(0.11)	—	(0.11)	11.57
Class C2 (06/93)(f)
2017(g)	11.83	0.15	(0.61)	(0.46)	(0.15)	—	(0.15)	11.22
2016	11.55	0.33	0.32	0.65	(0.34)	(0.03)	(0.37)	11.83
2015	11.57	0.36	0.07	0.43	(0.38)	(0.07)	(0.45)	11.55
2014	11.76	0.40	(0.18)	0.22	(0.39)	(0.02)	(0.41)	11.57
2013	11.76	0.39	— **	0.39	(0.39)	—	(0.39)	11.76
2012	11.08	0.41	0.66	1.07	(0.39)	—	(0.39)	11.76
Class I (02/97)
2017(g)	11.84	0.19	(0.59)	(0.40)	(0.20)	—	(0.20)	11.24
2016	11.56	0.42	0.31	0.73	(0.42)	(0.03)	(0.45)	11.84
2015	11.58	0.44	0.08	0.52	(0.47)	(0.07)	(0.54)	11.56
2014	11.77	0.48	(0.18)	0.30	(0.47)	(0.02)	(0.49)	11.58
2013	11.76	0.48	— **	0.48	(0.47)	—	(0.47)	11.77
2012	11.08	0.49	0.66	1.15	(0.47)	—	(0.47)	11.76

90	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.56)%	$114,780	0.85	%*	0.82	%*	3.03	%*	6%
6.26	114,390	0.84		0.83		3.39		5
4.28	106,431	0.84		0.84		3.59		19
2.70	109,053	0.84		0.84		4.11		10
3.85	149,466	0.81		0.81		3.80		15
10.48	153,467	0.84		0.84		4.12		12

(3.95)	9,876	1.65	*	1.62	*	2.22	*	6
5.38	8,697	1.64		1.63		2.55		5
3.49	3,489	1.63		1.63		2.68		19
4.11	388	1.64	*	1.64	*	2.96	*	10

(3.91)	18,943	1.40	*	1.37	*	2.49	*	6
5.73	20,615	1.39		1.38		2.85		5
3.75	22,182	1.39		1.39		3.04		19
2.05	24,872	1.40		1.40		3.57		10
3.33	32,084	1.36		1.36		3.25		15
9.81	30,129	1.38		1.38		3.58		12

(3.46)	60,910	0.65	*	0.62	*	3.23	*	6
6.49	52,273	0.64		0.63		3.58		5
4.49	34,913	0.64		0.64		3.78		19
2.84	26,969	0.65		0.65		4.31		10
4.15	30,311	0.61		0.61		4.00		15
10.59	23,887	0.63		0.63		4.32		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

NUVEEN	91

Financial Highlights (Unaudited) (continued)

Missouri

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2017(g)	$11.60	$0.20	$(0.55)	$(0.35)	$(0.19)	$—	$(0.19)	$11.06
2016	11.30	0.41	0.30	0.71	(0.41)	—	(0.41)	11.60
2015	11.34	0.43	(0.04)	0.39	(0.43)	—	(0.43)	11.30
2014	11.51	0.45	(0.18)	0.27	(0.44)	—	(0.44)	11.34
2013	11.50	0.45	0.01	0.46	(0.45)	—	(0.45)	11.51
2012	10.70	0.48	0.79	1.27	(0.47)	—	(0.47)	11.50
Class C (02/14)
2017(g)	11.56	0.15	(0.55)	(0.40)	(0.14)	—	(0.14)	11.02
2016	11.26	0.32	0.30	0.62	(0.32)	—	(0.32)	11.56
2015	11.31	0.33	(0.04)	0.29	(0.34)	—	(0.34)	11.26
2014(e)	10.98	0.05	0.39	0.44	(0.11)	—	(0.11)	11.31
Class C2 (02/94)(f)
2017(g)	11.57	0.17	(0.55)	(0.38)	(0.16)	—	(0.16)	11.03
2016	11.27	0.35	0.30	0.65	(0.35)	—	(0.35)	11.57
2015	11.31	0.36	(0.03)	0.33	(0.37)	—	(0.37)	11.27
2014	11.48	0.39	(0.18)	0.21	(0.38)	—	(0.38)	11.31
2013	11.48	0.38	0.01	0.39	(0.39)	—	(0.39)	11.48
2012	10.68	0.41	0.80	1.21	(0.41)	—	(0.41)	11.48
Class I (02/97)
2017(g)	11.59	0.21	(0.55)	(0.34)	(0.20)	—	(0.20)	11.05
2016	11.30	0.44	0.29	0.73	(0.44)	—	(0.44)	11.59
2015	11.33	0.45	(0.03)	0.42	(0.45)	—	(0.45)	11.30
2014	11.50	0.47	(0.18)	0.29	(0.46)	—	(0.46)	11.33
2013	11.50	0.47	— **	0.47	(0.47)	—	(0.47)	11.50
2012	10.70	0.48	0.81	1.29	(0.49)	—	(0.49)	11.50

92	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.09)%	$207,212	0.78	%*	0.78	%*	3.41	%*	8%
6.43	220,195	0.79		0.79		3.62		9
3.48	210,841	0.79		0.79		3.75		8
2.53	226,753	0.80		0.80		4.09		16
4.01	248,317	0.79		0.79		3.87		9
12.08	233,521	0.83		0.83		4.28		8

(3.47)	18,266	1.58	*	1.58	*	2.62	*	8
5.62	15,483	1.58		1.58		2.78		9
2.59	6,025	1.59		1.59		2.90		8
3.98	847	1.59	*	1.59	*	3.07	*	16

(3.35)	25,529	1.33	*	1.33	*	2.87	*	8
5.89	27,930	1.34		1.34		3.08		9
2.94	29,534	1.34		1.34		3.20		8
1.97	32,308	1.35		1.35		3.54		16
3.39	37,936	1.34		1.34		3.31		9
11.50	33,690	1.38		1.38		3.73		8

(2.99)	226,412	0.58	*	0.58	*	3.62	*	8
6.56	230,050	0.59		0.59		3.82		9
3.79	193,623	0.59		0.59		3.95		8
2.75	157,568	0.60		0.60		4.28		16
4.14	188,399	0.59		0.59		4.07		9
12.28	187,304	0.63		0.63		4.34		8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

NUVEEN	93

Financial Highlights (Unaudited) (continued)

Ohio

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2017(g)	$11.86	$0.18	$(0.66)	$(0.48)	$(0.18)	$—	$(0.18)	$11.20
2016	11.51	0.40	0.36	0.76	(0.41)	—	(0.41)	11.86
2015	11.51	0.42	0.02	0.44	(0.44)	—	(0.44)	11.51
2014	11.72	0.47	(0.22)	0.25	(0.46)	—	(0.46)	11.51
2013	11.70	0.45	0.03	0.48	(0.46)	—	(0.46)	11.72
2012	11.01	0.49	0.67	1.16	(0.47)	—	(0.47)	11.70
Class C (02/14)
2017(g)	11.80	0.13	(0.66)	(0.53)	(0.13)	—	(0.13)	11.14
2016	11.46	0.30	0.36	0.66	(0.32)	—	(0.32)	11.80
2015	11.46	0.31	0.04	0.35	(0.35)	—	(0.35)	11.46
2014(e)	11.15	0.05	0.37	0.42	(0.11)	—	(0.11)	11.46
Class C2 (08/93)(f)
2017(g)	11.82	0.15	(0.66)	(0.51)	(0.15)	—	(0.15)	11.16
2016	11.47	0.33	0.36	0.69	(0.34)	—	(0.34)	11.82
2015	11.47	0.35	0.02	0.37	(0.37)	—	(0.37)	11.47
2014	11.67	0.40	(0.21)	0.19	(0.39)	—	(0.39)	11.47
2013	11.65	0.39	0.03	0.42	(0.40)	—	(0.40)	11.67
2012	10.97	0.42	0.67	1.09	(0.41)	—	(0.41)	11.65
Class I (02/97)
2017(g)	11.83	0.19	(0.67)	(0.48)	(0.19)	—	(0.19)	11.16
2016	11.48	0.42	0.36	0.78	(0.43)	—	(0.43)	11.83
2015	11.48	0.44	0.02	0.46	(0.46)	—	(0.46)	11.48
2014	11.68	0.49	(0.21)	0.28	(0.48)	—	(0.48)	11.48
2013	11.66	0.48	0.03	0.51	(0.49)	—	(0.49)	11.68
2012	10.98	0.51	0.67	1.18	(0.50)	—	(0.50)	11.66

94	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(h)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(4.12)%	$298,099	0.78	%*	0.78	%*	3.07	%*	4%
6.68	302,097	0.79		0.79		3.41		9
3.84	287,392	0.80		0.80		3.59		16
2.31	290,868	0.81		0.81		4.18		16
4.16	339,849	0.79		0.79		3.83		9
10.77	317,442	0.82		0.82		4.28		13

(4.52)	21,795	1.58	*	1.58	*	2.26	*	4
5.80	16,122	1.58		1.58		2.55		9
3.06	6,392	1.59		1.59		2.72		16
3.79	1,648	1.59	*	1.59	*	3.11	*	16

(4.40)	51,831	1.33	*	1.33	*	2.52	*	4
6.10	57,127	1.34		1.34		2.87		9
3.27	59,495	1.35		1.35		3.04		16
1.80	65,008	1.36		1.36		3.63		16
3.60	83,753	1.34		1.34		3.27		9
10.13	68,344	1.37		1.37		3.73		13

(4.11)	206,473	0.58	*	0.58	*	3.27	*	4
6.92	207,480	0.59		0.59		3.60		9
4.07	176,893	0.60		0.60		3.78		16
2.58	153,057	0.60		0.60		4.38		16
4.38	188,571	0.59		0.59		4.03		9
10.94	168,949	0.62		0.62		4.48		13
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2016.
(h)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	95

Financial Highlights (Unaudited) (continued)

Wisconsin

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2017(g)	$11.01	$0.17	$(0.62)	$(0.45)	$(0.18)	$—	$(0.18)	$10.38
2016	10.78	0.38	0.23	0.61	(0.38)	—	(0.38)	11.01
2015	10.68	0.40	0.10	0.50	(0.40)	—	(0.40)	10.78
2014	11.02	0.41	(0.35)	0.06	(0.40)	—	(0.40)	10.68
2013	11.09	0.40	(0.07)	0.33	(0.40)	—	(0.40)	11.02
2012	10.28	0.43	0.78	1.21	(0.40)	—	(0.40)	11.09
Class C (02/14)
2017(g)	11.01	0.12	(0.62)	(0.50)	(0.13)	—	(0.13)	10.38
2016	10.79	0.28	0.24	0.52	(0.30)	—	(0.30)	11.01
2015	10.69	0.31	0.11	0.42	(0.32)	—	(0.32)	10.79
2014(e)	10.27	0.04	0.48	0.52	(0.10)	—	(0.10)	10.69
Class C2 (02/97)(f)
2017(g)	11.02	0.14	(0.63)	(0.49)	(0.15)	—	(0.15)	10.38
2016	10.79	0.32	0.23	0.55	(0.32)	—	(0.32)	11.02
2015	10.69	0.34	0.10	0.44	(0.34)	—	(0.34)	10.79
2014	11.03	0.36	(0.36)	—	(0.34)	—	(0.34)	10.69
2013	11.10	0.34	(0.07)	0.27	(0.34)	—	(0.34)	11.03
2012	10.30	0.36	0.78	1.14	(0.34)	—	(0.34)	11.10
Class I (02/97)
2017(g)	11.04	0.18	(0.63)	(0.45)	(0.19)	—	(0.19)	10.40
2016	10.81	0.40	0.24	0.64	(0.41)	—	(0.41)	11.04
2015	10.71	0.42	0.10	0.52	(0.42)	—	(0.42)	10.81
2014	11.05	0.44	(0.36)	0.08	(0.42)	—	(0.42)	10.71
2013	11.12	0.43	(0.08)	0.35	(0.42)	—	(0.42)	11.05
2012	10.31	0.44	0.79	1.23	(0.42)	—	(0.42)	11.12

96	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(4.20)%	$60,740	0.85	%*	0.85	%*	3.08	%*	10%
5.80	57,828	0.86		0.86		3.46		10
4.72	53,553	0.86		0.86		3.68		5
0.76	49,057	0.89		0.89		4.02		14
2.94	62,029	0.84		0.84		3.60		9
11.96	51,124	0.87		0.87		3.94		19

(4.57)	6,792	1.65	*	1.65	*	2.27	*	10
4.89	5,565	1.66		1.66		2.62		10
3.91	2,575	1.66		1.66		2.84		5
5.07	656	1.68	*	1.68	*	2.70	*	14

(4.55)	11,271	1.40	*	1.40	*	2.55	*	10
5.21	12,704	1.42		1.42		2.92		10
4.18	13,574	1.41		1.41		3.14		5
0.21	15,196	1.44		1.44		3.48		14
2.39	20,924	1.39		1.39		3.04		9
11.27	12,542	1.41		1.41		3.38		19

(4.18)	48,253	0.65	*	0.65	*	3.28	*	10
6.01	41,742	0.66		0.66		3.64		10
4.94	28,112	0.66		0.66		3.87		5
0.99	21,365	0.68		0.68		4.21		14
3.15	36,939	0.65		0.65		3.81		9
12.16	32,782	0.66		0.66		4.13		19
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	97

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is November 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Kansas	Missouri	Ohio	Wisconsin
Outstanding when-issued/ delayed delivery purchase commitments	$1,021,389	$1,913,842	$4,932,924	$3,114,498

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

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Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

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Notes to Financial Statements (Unaudited) (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$245,391,952	$—	$245,391,952

Kentucky
Long-Term Investments*:
Municipal Bonds	$—	$381,123,613	$—	$381,123,613

Michigan
Long-Term Investments*:
Municipal Bonds	$—	$205,528,732	$—	$205,528,732

Missouri
Long-Term Investments*:
Municipal Bonds	$—	$466,371,613	$—	$466,371,613

Ohio
Long-Term Investments*:
Municipal Bonds	$—	$573,039,179	$—	$573,039,179

Wisconsin
Long-Term Investments*:
Municipal Bonds	$—	$124,371,733	$—	$124,371,733
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

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The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

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Notes to Financial Statements (Unaudited) (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$9,420,000	$5,650,000	$4,700,000	$—	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	5,250,000	29,690,000	3,150,000	—	32,100,000	3,750,000
Total	$14,670,000	$35,340,000	$7,850,000	$—	$32,100,000	$3,750,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$9,420,000	$5,650,000	$4,700,000	$1,872,404	$—	$—
Average annual interest rate and fees	1.19%	1.10%	1.17%	1.08%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust, plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

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As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$8,285,000	$5,650,000	$4,700,000	$—	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	29,690,000	3,150,000	—	3,750,000	3,750,000
Total	$8,285,000	$35,340,000	$7,850,000	$—	$3,750,000	$3,750,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

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Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 11/30/16		Year Ended 5/31/16
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,219,559	$13,536,248	2,019,690	$22,294,935
Class C	371,719	4,119,975	528,601	5,823,767
Class C2	10,669	115,254	10,697	117,681
Class I	868,620	9,662,107	1,206,729	13,372,149
Shares issued to shareholders due to reinvestment of distributions:
Class A	207,621	2,294,344	381,256	4,201,830
Class C	14,914	164,337	19,629	216,167
Class C2	46,601	514,589	99,336	1,093,079
Class I	47,305	524,141	65,189	721,987
	2,787,008	30,930,995	4,331,127	47,841,595
Shares redeemed:
Class A	(722,978)	(7,969,190)	(1,197,911)	(13,172,772)
Class C	(58,662)	(647,022)	(58,560)	(646,408)
Class C2	(160,901)	(1,770,365)	(366,782)	(4,037,898)
Class I	(200,606)	(2,201,691)	(429,745)	(4,750,669)
	(1,143,147)	(12,588,268)	(2,052,998)	(22,607,747)
Net increase (decrease)	1,643,861	$18,342,727	2,278,129	$25,233,848

	Six Months Ended 11/30/16		Year Ended 5/31/16
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,147,672	$12,895,145	1,617,985	$18,060,144
Class C	198,018	2,217,799	291,117	3,249,504
Class C2	4,632	51,717	13,974	155,626
Class I	1,092,322	12,212,758	1,089,150	12,160,644
Shares issued to shareholders due to reinvestment of distributions:
Class A	428,614	4,784,897	835,194	9,319,669
Class C	8,448	94,117	10,619	118,593
Class C2	50,613	564,896	103,965	1,159,932
Class I	47,224	526,375	68,607	765,831
	2,977,543	33,347,704	4,030,611	44,989,943
Shares redeemed:
Class A	(1,515,766)	(16,895,480)	(2,607,699)	(29,034,528)
Class C	(14,343)	(160,317)	(62,158)	(693,362)
Class C2	(157,856)	(1,757,938)	(376,694)	(4,190,891)
Class I	(268,537)	(2,994,417)	(404,588)	(4,511,267)
	(1,956,502)	(21,808,152)	(3,451,139)	(38,430,048)
Net increase (decrease)	1,021,041	$11,539,552	579,472	$6,559,895

104	NUVEEN

	Six Months Ended 11/30/16		Year Ended 5/31/16
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,043,777	$12,447,183	1,392,098	$16,287,926
Class C	215,309	2,542,311	452,601	5,289,642
Class C2	4,502	53,055	15,702	183,593
Class I	1,202,845	14,205,492	1,816,661	21,315,963
Shares issued to shareholders due to reinvestment of distributions:
Class A	106,741	1,258,943	247,003	2,887,893
Class C	7,773	91,409	11,258	131,531
Class C2	12,181	143,525	32,270	376,295
Class I	66,259	780,040	102,973	1,203,616
	2,659,387	31,521,958	4,070,566	47,676,459
Shares redeemed:
Class A	(597,755)	(7,020,474)	(1,184,043)	(13,862,130)
Class C	(78,392)	(907,794)	(30,313)	(354,180)
Class C2	(71,917)	(846,694)	(224,871)	(2,618,409)
Class I	(263,483)	(3,092,726)	(524,438)	(6,118,578)
	(1,011,547)	(11,867,688)	(1,963,665)	(22,953,297)
Net increase (decrease)	1,647,840	$19,654,270	2,106,901	$24,723,162

	Six Months Ended 11/30/16		Year Ended 5/31/16
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,873,845	$21,858,360	2,569,657	$29,424,695
Class C	416,931	4,839,944	868,052	9,892,124
Class C2	5,014	57,815	9,207	104,810
Class I	1,787,904	20,841,697	4,775,510	54,609,194
Shares issued to shareholders due to reinvestment of distributions:
Class A	269,295	3,116,461	573,806	6,552,011
Class C	16,945	195,217	21,740	248,044
Class C2	26,072	301,017	62,181	707,931
Class I	140,562	1,625,306	256,315	2,927,476
	4,536,568	52,835,817	9,136,468	104,466,285
Shares redeemed:
Class A	(2,389,479)	(27,793,652)	(2,818,857)	(32,069,247)
Class C	(115,473)	(1,326,696)	(85,145)	(969,757)
Class C2	(130,282)	(1,500,662)	(276,939)	(3,137,865)
Class I	(1,287,184)	(14,808,148)	(2,330,377)	(26,618,944)
	(3,922,418)	(45,429,158)	(5,511,318)	(62,795,813)
Net increase (decrease)	614,150	$7,406,659	3,625,150	$41,670,472

NUVEEN	105

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 11/30/16		Year Ended 5/31/16
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,083,076	$36,583,789	2,763,518	$32,211,023
Class C	679,716	8,050,174	858,849	9,990,533
Class C2	11,980	141,048	29,967	347,508
Class I	1,948,059	23,001,733	3,547,436	41,309,628
Shares issued to shareholders due to reinvestment of distributions:
Class A	318,021	3,750,674	677,484	7,894,352
Class C	16,420	192,285	18,552	215,748
Class C2	40,633	477,938	100,146	1,162,537
Class I	176,316	2,072,098	346,418	4,024,475
	6,274,221	74,269,739	8,342,370	97,155,804
Shares redeemed:
Class A	(2,245,998)	(26,268,114)	(2,943,189)	(34,268,217)
Class C	(105,557)	(1,216,877)	(69,318)	(802,664)
Class C2	(240,077)	(2,823,500)	(484,842)	(5,609,284)
Class I	(1,171,522)	(13,638,998)	(1,762,497)	(20,469,915)
	(3,763,154)	(43,947,489)	(5,259,846)	(61,150,080)
Net increase (decrease)	2,511,067	$30,322,250	3,082,524	$36,005,724

	Six Months Ended 11/30/16		Year Ended 5/31/16
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	849,988	$9,330,066	951,723	$10,345,447
Class C	187,041	2,055,253	278,330	3,039,629
Class C2	11,153	121,932	7,301	79,457
Class I	1,053,973	11,664,932	1,601,978	17,476,303
Shares issued to shareholders due to reinvestment of distributions:
Class A	84,132	920,708	167,711	1,820,629
Class C	6,937	75,817	8,654	94,119
Class C2	13,498	147,957	31,424	341,211
Class I	30,721	336,792	40,009	436,149
	2,237,443	24,653,457	3,087,130	33,632,944
Shares redeemed:
Class A	(333,251)	(3,653,073)	(833,925)	(9,045,754)
Class C	(44,828)	(482,282)	(20,343)	(220,990)
Class C2	(92,331)	(1,013,311)	(143,760)	(1,557,156)
Class I	(228,124)	(2,501,193)	(460,697)	(4,998,259)
	(698,534)	(7,649,859)	(1,458,725)	(15,822,159)
Net increase (decrease)	1,538,909	$17,003,598	1,628,405	$17,810,785

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$43,810,230	$33,439,634	$33,809,134	$46,547,963	$64,507,333	$27,975,691
Sales and maturities	23,836,708	21,774,383	12,810,490	41,542,476	26,190,000	12,099,524

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

106	NUVEEN

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$231,540,560	$364,957,473	$197,640,633	$452,917,962	$560,404,769	$124,058,762
Gross unrealized:
Appreciation	$9,594,656	$15,291,550	$7,366,515	$20,884,589	$23,806,000	$4,224,467
Depreciation	(5,162,892)	(4,775,323)	(4,178,938)	(7,430,938)	(11,171,590)	(3,911,497)
Net unrealized appreciation (depreciation) of investments	$4,431,764	$10,516,227	$3,187,577	$13,453,651	$12,634,410	$312,970

Permanent differences, primarily due to expiration of capital loss carryforwards, treatment of notional principal contracts and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2016, the Funds’ last tax year end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$—	$—	$—	$—	$(224,657)	$—
Undistributed (Over-distribution of) net investment income	(2,056)	(21,004)	(27,208)	(41,060)	(58,389)	(16,511)
Accumulated net realized gain (loss)	2,056	21,004	27,208	41,060	283,046	16,511

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2016, the Funds’ last tax year end, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$1,057,569	$1,676,667	$427,442	$1,285,722	$1,069,923	$360,260
Undistributed net ordinary income[2]	187,815	—	12,450	6,143	—	—
Undistributed net long-term capital gains	—	—	38,052	—	—	—

[1]    Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2016 through May 31, 2016, and paid on June 1, 2016.

[2]    Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2016, was designated for purposes of the dividends paid deduction as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$7,538,625	$13,276,147	$5,898,392	$16,564,926	$19,071,118	$3,606,005
Distributions from net ordinary income[2]	—	—	16,377	86,153	46,533	—
Distributions from net long-term capital gains	—	—	503,589	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2016, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Kansas	Kentucky	Missouri[3]	Ohio[3]	Wisconsin
Expiration:
May 31, 2017	$—	$—	$9,357	$204,682	$—
May 31, 2018	—	3,377,319	663,355	30,607	40,757
May 31, 2019	—	—	—	1,552,586	—
Not subject to expiration	4,752,769	4,494,875	4,906,781	491,012	4,199,914
Total	$4,752,769	$7,872,194	$5,579,493	$2,278,887	$4,240,671
[3]	A portion of Missouri’s and Ohio’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations

As of May 31, 2016, the Funds’ last tax year end, $224,658 of Ohio’s capital loss carryforward expired.

NUVEEN	107

Notes to Financial Statements (Unaudited) (continued)

During the Funds’ last tax year ended May 31, 2016, the following Funds utilized capital loss carryforwards as follows:

	Kansas	Kentucky	Missouri	Ohio
Utilized capital loss carryforwards	$713,233	$687,005	$501,876	$993,463

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Kansas	0.1621%
Kentucky	0.1621
Michigan	0.1621
Missouri	0.1731
Ohio	0.1658
Wisconsin	0.1621

The Adviser has agreed to waive fees and/or reimburse expenses for Ohio so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares.

108	NUVEEN

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	Missouri	Wisconsin
Purchases	$3,455,451	$—
Sales	—	1,030,390

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected	$304,760	$312,386	$203,027	$340,655	$408,688	$155,475
Paid to financial intermediaries	263,578	268,311	177,992	293,709	362,227	135,111

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances	56,567	36,874	63,421	85,323	163,255	47,047

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained	35,749	18,598	28,691	57,190	70,249	18,810

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained	1,623	198	7,383	1,493	3,766	2,400

8. Borrowings Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small

NUVEEN	109

Notes to Financial Statements (Unaudited) (continued)

number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Uncommitted Line of Credit

On December 31, 2016, the following Funds borrowed the following amounts from the Unsecured Credit Line each at an annualized interest rate of 2.02% on their respective outstanding balance.

	Kansas	Kentucky	Missouri	Ohio	Wisconsin
Outstanding balance at December 31, 2016	$2,862,237	$4,718,758	$1,999,328	$3,809,692	$3,540,510

110	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	111

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

112	NUVEEN

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	113

Notes

114	NUVEEN

Notes

NUVEEN	115

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-MS6-1116D        22033-INV-B-01/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: February 3, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 3, 2017